AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2009

1933 ACT REGISTRATION NO. 333-145632

1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

    UNDER

    THE SECURITIES ACT OF 1933  ☒

    POST-EFFECTIVE AMENDMENT NO. 2

    AND

    REGISTRATION STATEMENT

    UNDER

    THE INVESTMENT COMPANY ACT OF 1940  ☒

    POST-EFFECTIVE AMENDMENT NO. 10

    (CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

(Name of Depositor)

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

(860) 534-2000

(Address and telephone number of depositor’s principal executive offices)

ADAM SCARAMELLA

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

200 WOOD AVENUE SOUTH

ISELIN, NJ 08830-2706

(732) 482-6897

(Name and address of agent for service)

COPIES TO: THOMAS C. SCHIAFFO

VICE PRESIDENT AND CORPORATE COUNSEL

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐  60 days after a filing pursuant to paragraph (a) of Rule 485

☐  on May 1, 2009 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Interests in Group and Individual Variable Annuity Contracts

PRUDENTIAL RETIREMENT

SECURITY ANNUITY II

PROSPECTUS: May 1, 2009

This prospectus describes the Prudential Retirement Security Annuity II, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. This prospectus describes important features of the Annuity and what you should consider before purchasing the Annuity. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state, please refer to your Contract.

The Annuity is sold exclusively to fund Individual Retirement Accounts, within the meaning of Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”). We may require the custodian of the Individual Retirement Account be our designated affiliate. Investors may contribute additional Purchase Payments to the Annuity subject to our underwriting guidelines and the Code.

This prospectus no longer references Plan Types A, B and C. Disclosure in this Prospectus applies to all purchasers, including prior purchasers who were previously described as Plan Types A and B. Additionally, this Contract is no longer available for sale to purchasers previously described as Plan Type C.

Prudential Retirement Security Annuity II is not available for the transfer or conversion of Prudential IncomeFlex guarantees or investments accumulated under a qualified retirement plan sponsored by your employer or union that offers an in plan Prudential IncomeFlex benefit.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before transferring assets to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

The Funds

The Annuity offers a variety of Variable Investment Options, each a sub-account of the PRIAC Variable Contract Account A, that invest in an underlying mutual fund portfolio. Currently, each sub-account invests in one of the following portfolios of the Advanced Series Trust: AST Academic Strategies Asset Allocation Portfolio , AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio. The sub-account that invests in the AST Academic Strategies Asset Allocation Portfolio is closed to new investments.

Please Read this Prospectus

Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

To Learn More About Prudential Retirement Security Annuity II

To learn more about the Prudential Retirement Security Annuity II, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2009. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-145632). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Retirement Security Annuity II SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus.

For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

The SEC has not determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise. Investment in a variable annuity contract is subject to risk, including the possible loss of your money. An investment in the Annuity is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Part I Summary

Prudential Retirement Security Annuity II Prospectus

Glossary

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The descriptions of those terms may not be repeated in this glossary.

ACCUMULATION PHASE

The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

Under the terms of the Prudential IncomeFlex Benefit, an amount that you may withdraw each Birthday Year as long as you live (if the optional Prudential IncomeFlex Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Guaranteed Withdrawal Amount” in materials other than this prospectus.

ANNUITANT

The person whose life determines the amount of Annuity Payments that will be paid.

ANNUITY DATE

The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

ANNUITY OPTIONS

Options under the Contract that define the frequency and duration of Annuity Payments. In your Contract, we also refer to these as payout Annuity Options. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

ANNUITY PAYMENTS

Payments made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments under the payout or Annuity Options are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Benefit. See in Section 5, “Withdrawals With The Prudential IncomeFlex Benefit” for more information about guaranteed withdrawals.

ANNUITY PHASE

The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

BENEFICIARY

The person(s) or entity you have chosen to receive the Death Benefit.

BIRTHDAY

Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.

BIRTHDAY YEAR

Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

BUSINESS DAY

A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time.) Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

CODE

The Internal Revenue Code of 1986, as amended.

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Glossary continued

CONTRACT DATE

The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.

CONTRACT VALUE

The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.

DEATH BENEFIT

If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

EXCESS WITHDRAWALS

Withdrawals in each Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex® SelectSM Benefit?”

GOOD ORDER

An instruction received at the Prudential Retirement Service Center, utilizing such forms, signatures and dating, as we require which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED WITHDRAWAL PERCENTAGE

The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.

HIGHEST BIRTHDAY VALUE

For purposes of determining the Protected Income Base, the highest Contract Value attained on each of your Birthdays, until you attain (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex® SelectSM Benefit?”.

INDIVIDUAL RETIREMENT ACCOUNT

Individual Retirement Account (IRA) within the meaning of Section 408 of the Code. We may require that the custodian of the IRA funded by the annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

LOCK-IN DATE

The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Prudential IncomeFlex Spousal Benefit).

PRUDENTIAL INCOMEFLEX BENEFIT OR INCOMEFLEX BENEFIT

A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT OR SPOUSAL BENEFIT

An optional version of the Prudential IncomeFlex Benefit available for an additional charge. If elected and certain conditions are satisfied, then the Spousal Benefit extends guaranteed withdrawals until the last to die of you and your spouse.

PROTECTED INCOME BASE

The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day

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prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this Prospectus.

PRUDENTIAL RETIREMENT SERVICE CENTER

For general correspondence or express overnight mail: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the Contract. Generally, subject to limits of the Code. You can make additional Purchase Payments at any time during the Accumulation Phase.

ROLL-UP VALUE

For purposes of determining the Protected Income Base, your initial Purchase Payment, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until you attain (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. Please see Section 5, “What Is The Prudential IncomeFlex® SelectSM Benefit?” We may refer to this value as “Guaranteed Income Growth Value” in materials other than this Prospectus.

SEPARATE ACCOUNT

Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Prudential Retirement Security Annuity II. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each Birthday following the Lock-In Date.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II Contract?”

VARIABLE INVESTMENT OPTION

When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

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Summary Of Contract Expenses

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity II. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?” The accompanying individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES

Transfer Fee[1]	Current	Maximum
Each transfer after 12 in a contract year[1]	$0	$30

Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions[2]
As a Percentage of Contract Value	0% to 3.5%

1 Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer.

2 For additional information see Taxes Attributable to Premium in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

PERIODIC ACCOUNT EXPENSES

Annual Contract Fee[3]	Current	Maximum
	$0	$150

Maximum Insurance And Administrative Expenses With The Indicated Benefit
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS

	Base IncomeFlex Benefit		With Optional Spousal IncomeFlex Benefit
	Maximum Charge	Current Charge	Maximum Charge	Current Charge
Insurance and Administrative Charge[4]	1.60%	0.50%	1.60%	0.50%
Base IncomeFlex Benefit[5]	1.45%	.95%
Total Annual Charge with Base IncomeFlex Benefit[6]	3.05%	1.45%
Optional Spousal IncomeFlex Benefit[7]			2.05%	1.45%
Total Annual Charge with Optional Spousal IncomeFlex Benefit[8]			3.65%	1.95%

3 Currently, we waive this fee. As shown in the table, we can increase this fee in this future up to a maximum of $150, but we have no current intention to do so.

4 Currently, this charge is 0.50%. As shown in the table, we can increase this charge up to a maximum of 1.60%, but we have no current intention to do so. Any increase in this charge would apply immediately to the daily value of this contract. We will give you written notice before increasing this charge.

5 Currently, this charge is 0.95%. As shown in the table, we can increase this charge up to a maximum of 1.45%, but we have no current intention to do so. Any increase in this charge would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

6 The total annual charge with the base IncomeFlex Benefit is the sum of the insurance and administrative charge plus the charge for the base IncomeFlex Benefit.

7 The total current charge for the optional Spousal IncomeFlex Benefit is 1.45%, which reflects an additional 0.50% charge over the base IncomeFlex Benefit charge. As shown in the table, we can increase the charge for the optional Spousal IncomeFlex Benefit to 2.05%, which would reflect an additional charge of 0.60% over the base IncomeFlex Benefit charge, but we have no current intention to do so. Any increase in this charge would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

8 The total annual charge with the optional Spousal IncomeFlex Benefit is the sum of the insurance and administrative charge plus the charge for the optional Spousal IncomeFlex Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in that fund’s prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2008. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity II Contract, and may vary from year to year.

	MINIMUM	MAXIMUM*
Total Annual Underlying Mutual Fund Operating Expenses	1.04%	1.54%

* This maximum reflects the operating expense of the AST Academic Strategies Asset Allocation Portfolio. The sub-account investing in this portfolio is closed to new investments. If this portfolio were not reflected, then the maximum stated would be 1.12%.

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Summary Of Contract Expenses continued

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS, IN PERCENTAGE POINTS)

	SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	MANAGEMENT FEES[1]	DISTRIBUTION (12b-1) FEES	OTHER EXPENSES[2]	ACQUIRED PORTFOLIO FEES & EXPENSES[3]	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES[3]
AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio)*	None	0.72%	None	0.08%	0.74%	1.54%
AST Balanced Asset Allocation Portfolio (formerly the AST Conservative Asset Allocation Portfolio)	None	0.15%	None	0.02%	0.93%	1.10%
AST Capital Growth Asset Allocation Portfolio	None	0.15%	None	0.01%	0.96%	1.12%
AST Preservation Asset Allocation Portfolio	None	0.15%	None	0.02%	0.87%	1.04%

* The Sub-account investing in the AST Academic Strategies Asset Allocation Portfolio is closed to new investments.

1 The management fee rate shown in the “management fees” column is based on the indicated Portfolio’s average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio.

The AST Academic Strategies Asset Allocation Portfolio’s investment managers have contractually agreed to reimburse expenses and/or waive fees so that the AST Academic Strategies Asset Allocation Portfolio’s investment management fees plus “Other Expenses” (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio’s average daily net assets during the Portfolio’s first year of operations (i.e., July 21, 2008 through July 20, 2009). Further, the only investment management fee to be paid directly to the AST Academic Strategies Asset Allocation Portfolio’s investment managers by the AST Academic Strategies Asset Allocation Portfolio will be the Portfolio’s annualized contractual investment management fee of 0.72% of its average daily net assets. Since the AST Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in other portfolios of the Advanced Series Trust (“Trust”) under normal circumstances, the AST Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the other portfolios of the Trust. To the extent that AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio invest their assets in portfolios of the Trust, such Portfolios will also indirectly pay investment management fees on its investments in the portfolios of the Trust.

2 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in “Other Expenses.” Except as described below, Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee based on the average daily net assets of the portfolio, subject to the following expense limitations: Up to and including $500 million of Average Daily Net Assets of Portfolio — 0.10%, Over $500 million up to and including $750 million — 0.09%, Over $750 million up to and including $1 billion — 0.08%, Over $1 billion — 0.07%.

A Portfolio will not be directly subject to the administrative services fee to the extent it invests in other portfolios of the Trust. Because the AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio generally invest all of their assets in other portfolios of the Trust, such portfolios generally will not be directly subject to the administration service fee.

Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in other portfolios of the Trust, only 35% of its assets generally will be directly subject to the administrative services fee. In determining the administrative services fee, only assets of the Portfolio that are not invested in other portfolios of the Trust will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in the Portfolio paying higher administrative services fees than if all of the assets of the Portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The other portfolios of the Trust in which the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.

3 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under “Acquired Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. When a Portfolio’s “Acquired Portfolio Fees and Expenses” are less that 0.01%, such expenses are included in the column titled “Other Expenses.”

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The AST Academic Strategies Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized “Acquired Portfolio Fees and Expenses” for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized “Acquired Portfolio Fees and Expenses” for the Academic Strategies Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio's “Acquired Portfolio Fees and Expenses” on an annualized basis do not exceed 0.685% of the Academic Strategies Portfolio’s average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Acquired Portfolio Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets on an annualized basis. These arrangements relating to the Portfolio’s “Acquired Portfolio Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

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Expense Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

Example 1: Optional Prudential IncomeFlex Spousal Benefit

This example assumes that:

•	You invest $10,000 in Prudential Retirement Security Annuity II;
•	You choose the optional Prudential IncomeFlex Spousal Benefit;
•	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;
•	Your investment has a 5% return each year; and
•	The mutual fund’s total operating expenses remain the same each year.

Example 2: Base Single Life Prudential IncomeFlex Benefit

This example assumes that:

•	You invest $10,000 in Prudential Retirement Security Annuity II;
•	You have the base Prudential IncomeFlex Benefit;
•	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;
•	Your investment has a 5% return each year; and
•	The mutual fund’s total operating expenses remain the same each year.

Because this Contract has no withdrawal charges, your costs are not impacted by whether or not you choose to make withdrawals. Your actual costs may be higher or lower, but below are examples of what your costs would be based on these assumptions.

EXPENSES WITH OPTIONAL PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT

EXAMPLE 1:
1 YR	3 YRS	5 YRS	10 YRS
$663	$1,957	$3,207	$6,151

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Premium taxes are not reflected in these examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your Contract and your specific allocation(s). These examples do not reflect minimum initial Purchase Payment requirements. Please see Section 6, “How Can I Purchase The Prudential Retirement Security Annuity II?”

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EXPENSES WITH BASE SINGLE LIFE PRUDENTIAL INCOMEFLEX BENEFIT

EXAMPLE 2:
1 YR	3 YRS	5 YRS	10 YRS
$606	$1,797	$2,963	$5,768

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation unit values have been included as an Appendix to the prospectus.

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Summary For Sections 1–10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1

What Is The Prudential Retirement Security Annuity II?

The Prudential Retirement Security Annuity II is a contract between you, the Owner, and us, the company. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

The Variable Investment Options available under the Contract offer the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease in value.

You can invest your money in any or all of the available Variable Investment Options. With certain restrictions, you may also transfer assets among the Variable Investment Options.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, gender and the payout option you select.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If you change your mind about owning the Prudential Retirement Security Annuity II, you may cancel your Contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your Contract Value (plus the amount of any fees or other charges) as of the date you surrendered your Contract less applicable federal and state income tax withholding (or whatever amount is required by applicable law). In addition to this cancellation right under the Contract, note that any Individual Retirement Account this Annuity funds may separately provide an unconditional refund period. Please refer to your Individual Retirement Account documents for more information.

This prospectus no longer references Plan Types A, B and C. Disclosure in this Prospectus applies to all purchasers, including prior purchasers who were previously described as Plan Types A and B. Additionally, this Contract is no longer available for sale to purchasers previously described as Plan Type C.

SECTION 2

What Investment Options Can I Choose?

You can invest your money in one or more of three Variable Investment Options. The Variable Investment Options are classified according to their investment style, and to assist you in evaluating these options a brief description of each portfolio’s investment objective and key policies is set forth in Section 2.

Depending upon market conditions, you may earn or lose money in any of these options. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options you choose. Past performance is not a guarantee of future results.

SECTION 3

What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity

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payment options, including guaranteed payments for life. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4

What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the Prudential IncomeFlex Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex® SelectSM Benefit?”

SECTION 5

What Is The Prudential IncomeFlex® SelectSM Benefit?

The Prudential IncomeFlex Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).

Prudential IncomeFlex is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. See the Summary of Contract Expenses and Section 7 for additional information about the fees for the Prudential IncomeFlex Benefit.

SECTION 6

How Can I Purchase The Prudential Retirement Security Annuity II?

The Contract is available only to fund Individual Retirement Accounts qualifying for favorable tax treatment under the Code. You may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000.

You must get our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we are prohibited under applicable law from insisting on such prior approval. Generally, subject to the Code, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract. This contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we also temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

Currently, we require that you be at least age 50 and not older than age 85 as of the Contract Date.

SECTION 7

What Are The Expenses Associated With The Prudential Retirement Security Annuity II?

The Contract has insurance features and investment features, and there are costs related to each.

•	Contract Charge: Each year we may impose a Contract maintenance charge of up to $150.00. Currently, we waive this charge.
•

Insurance and Administrative Charge: For insurance and administrative costs, we deduct a daily charge, based on the average daily value of all assets allocated to the Variable Investment Options, of up to an annual rate of 1.60%. This charge is currently 0.50%.

•	Prudential IncomeFlex Charge: We impose an asset-based charge for the Prudential IncomeFlex Benefit (see Section 5, “What is the Prudential IncomeFlex® SelectSM Benefit?”). This charge

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Summary For Sections 1–10 continued

compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Options. The current daily cost is equivalent to an annual charge of :

•	Up to 1.45% with the base Prudential IncomeFlex Benefit. This charge is currently 0.95%; or
•	Up to 2.05% if you choose the optional Prudential IncomeFlex Spousal Benefit. This charge is currently 1.45%.
•

Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For 2008 the fees for these funds range from 1.04% to 1.54% annually. For certain funds, fees may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”

SECTION 8

How Can I Access My Money?

•

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

•

This Contract provides an insurance benefit, called Prudential IncomeFlex, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

SECTION 9

What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II?

This Contract is offered to fund certain Individual Retirement Accounts and employment based retirement plans.

Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA. Generally, all amounts withdrawn from IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2. Currently, this Contract is not available to fund Roth IRAs.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

SECTION 10

Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

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Part II Sections 1–10

Prudential Retirement Security Annuity II Prospectus

1:

What Is The Prudential Retirement

Security Annuity II?

The Prudential Retirement Security Annuity II is a variable annuity contract issued by PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What is the Prudential IncomeFlex® SelectSM Benefit?”, for further details. These withdrawals are different than Annuity Payments.

Annuity contracts generally benefit from Tax Deferral when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is exclusively offered to fund certain Individual Retirement Accounts (IRAs), which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.

The Prudential Retirement Security Annuity II is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

As the individual for whom the IRA, which owns the contract, has been established, you generally have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Prudential IncomeFlex Spousal Benefit requires your spouse to be both your spouse and Beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex® SelectSM Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If you change your mind about owning the Prudential Retirement Security Annuity II, you may cancel your Contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will receive a refund equal to your Contract Value (plus the amount of any fees or other charges) as of the date you surrendered your Contract less applicable federal and state income tax withholding (or whatever amount is required by applicable law). In addition to this cancellation right under the Contract, note that any Individual Retirement Account this Annuity funds may separately provide an unconditional refund period. Please refer to your Individual Retirement Account documents for more information.

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2:

What Investment Options

Can I Choose?

The Contract gives you the choice of allocating your Purchase Payments to any of three Variable Investment Options.

The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The accompanying current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the accompanying prospectuses for these portfolios. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also lists each portfolio’s investment objective and a short, summary description of their investment policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective and you could lose money. The name of the adviser for each portfolio appears next to the description.

The portfolios of the Advanced Series Trust are co-managed by Prudential Investments LLC and AST Investment Services, Inc., which are both indirect, wholly-owned subsidiaries of Prudential Financial, Inc. and affiliates of The Prudential Insurance Company of America and PRIAC.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same invest ment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

PAYMENTS MADE TO PRIAC

PRIAC has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. PRIAC may provide administrative and support services (which may include recordkeeping, shareholder services, and the mailing of annual reports) to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.10% annually (as of May 1, 2009) of the average assets allocated to the portfolio under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts. These payments may be used for a variety of purposes, including payment of expenses that we or our affiliates incur in administering the Contracts. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. In either case, the existence of these payments tends to increase the overall cost of investing in the portfolio. Contractholders, through their indirect investment in the portfolios, indirectly bear the costs of these investment advisory fees (see the underlying funds’ prospectuses for more information). Furthermore, we receive additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive payments from the funds for investment advisory and/or other services. Therefore, we may receive more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliate portfolios benefits us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they

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2:

What Investment Options Can I Choose? continued

provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition, to the payments that we received from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

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STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/SUB-ADVISERS

ADVANCED SERIES TRUST
Asset Allocation

THE SUB-ACCOUNT INVESTING IN THIS PORTFOLIO IS CLOSED TO NEW INVESTMENTS.

AST Academic Strategies Asset Allocation Portfolio (formerly the AST Balanced Asset Allocation Portfolio): seeks long-term capital appreciation. The Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the assets will be allocated to traditional asset classes (including US and international equities and bonds) and approximately 40% of the assets will be allocated to non-traditional asset classes (including real estate commodities, and alternative strategies). Those percentages are subject to change at the discretion of the adviser.

ADVISERS:

AST Investment Services, Inc.

Prudential Investments LLC

SUB-ADVISERS:

AlphaSimplex Group, LLC

Credit Suisse Securities (USA) LLC

First Quadrant, L.P.

Jennison Associates LLC

Mellon Capital Management Corporation

Pacific Investment Management Company LLC (PIMCO)

Prudential Bache Asset Management, Incorporated

Quantitative Management Associates LLC

Asset Allocation	AST Balanced Asset Allocation Portfolio (formerly known as AST Conservative Asset Allocation Portfolio): seeks to obtain total return consistent with its specified level of risk. The Portfolio primarily invests its assets in a diversified portfolio of other mutual funds, the underlying portfolios of the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the Portfolio will devote approximately 60% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 52.5% to 67.5%, and 40% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 32.5% to 47.5%). The Portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities and futures contracts, swap agreements and other financial and derivative instruments.	ADVISERS: AST Investment Services, Inc. Prudential LLC SUB-ADVISERS: Quantitative Management Associates LLC Jennison Associates LLC

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2:

What Investment Options Can I Choose? continued

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/SUB-ADVISERS

ADVANCED SERIES TRUST
Asset Allocation	AST Capital Growth Asset Allocation Portfolio: seeks to obtain total return consistent with its specified level of risk. The Portfolio will primarily invests its assets in a diversified portfolio of other mutual funds, the underlying portfolios of the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the Portfolio will devote approximately 75% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 67.5% to 80%, and 25% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 20.0% to 32.5%). The Portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities and futures contracts, swap agreements and other financial and derivative instruments.	ADVISERS: AST Investment Services, Inc. Prudential Investments LLC SUB-ADVISERS: Quantitative Management Associates LLC Jennison Associates LLC
Asset Allocation	AST Preservation Asset Allocation Portfolio: seeks to obtain total return consistent with its specified level of risk. The Portfolio primarily invests its assets in a diversified portfolio of other mutual funds, the underlying portfolios of the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the Portfolio will devote approximately 35% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 27.5% to 42.5%), and 65% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 57.5% to 72.5%). The Portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities and futures contracts, swap agreements and other financial and derivative instruments.	ADVISERS: AST Investment Services, Inc. Prudential Investments LLC SUB-ADVISERS: Quantitative Management Associates LLC Jennison Associates LLC

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TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the available Variable Investment Options. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.

In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.

During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year, among the investment options, without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
•

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended

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2:

What Investment Options Can I Choose? continued

incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Internal Revenue Code of 1986, as amended (Code), and Annuity Payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the Variable Investment Options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract Owners. When a vote is required, we will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from Contract Owners. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are

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actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.

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3:

What Kind Of Payments Will I Receive During The

Annuity Phase? (Annuitization)

PAYMENT PROVISIONS

You can begin taking Annuity Payments any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. These plans are called “Annuity Options” or “settlement options.” During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE PRUDENTIAL INCOMEFLEX. PLEASE SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE PRUDENTIAL INCOMEFLEX BENEFIT.

Option 1

Annuity Payments For A Fixed Period

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The Annuity Payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the fixed period or, if the Beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments.

Option 2

Life Income Annuity Option

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years worth of payments, we will pay the Beneficiary in one lump sum the present value of the Annuity Payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining Annuity Payments continue to be paid to the Beneficiary. The present value of the remaining Annuity Payments is calculated by using the interest rate used to compute the amount of the original 120 payments.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

TAX CONSIDERATIONS

Your Contract will be held in a custodial account established as an Individual Retirement Account (IRA) eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

Fixed Period Annuities

Generally speaking, in determining the amount of each Annuity payment under a fixed period annuity, we start

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with the Adjusted Contract Value and add interest assumed to be earned over the fixed period. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy.

Below are the standard assumptions, subject to the requirements of state insurance law, that determine the guaranteed annuity benefit. As stated above, if current assumptions provide a more favorable benefit, the more favorable benefit will be paid.

•	2% Interest
•	8.25% Load
•	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4:

What Is The

Death Benefit?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the accumulation period you can change the Beneficiary at any time before the Owner dies.

The optional Prudential IncomeFlex Spousal Benefit requires your spouse to be both your spouse and Beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex® SelectSM Benefit?”

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment”, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex® SelectSM Benefit?”

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.

The Death Benefit payout options are:

Choice 1. Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2. The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner.

Choice 3. Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of the date of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

Choice 4. If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

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Any portion of the Death Benefit not applied under Choices 3 or 4 by December 31 of the year after Owner’s death must be distributed by December 31 of the year that includes the fifth anniversary of the date of death.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II Contract?”

Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For Payout Option Choice 2, this means that 2009 does not count and the beneficiary is effectively given until December 31st of the calendar year that contains the 6th anniversary of the date of death of the Owner. Further, under Choice 3, beneficiaries are given an additional year before they are required to begin annuity payments. However, if payments have commenced under an annuity or annuity settlement option, those payments are not suspended.

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5:

What Is The Prudential

IncomeFlex® SelectSM Benefit?

The Prudential IncomeFlex Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options — one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Prudential IncomeFlex Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Benefit is subject to certain restrictions described below.

This section continues with a description of the basic elements of the Prudential IncomeFlex Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Benefit.

Protected Income Base

The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.

Roll-Up Value

The Roll-Up Value equals your initial Purchase Payment growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date you attain (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after you attain (or would have attained) age 70 and before the Lock-In Date.

Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example — Proportional Reduction of Roll-Up Value

• Contract Value:	$100,000
• Withdrawal:	$10,000
• Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
• Roll-Up Value:	$120,000
• Roll-Up Value reduced by 10% , or	$12,000
• Adjusted Roll-Up Value:	$108,000

Highest Birthday Value

The Highest Birthday Value equals the highest Contract Value attained on each Birthday, until the earlier of the date you attain (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, each Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

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Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example — Proportional Reduction of Highest Birthday Value

• Contract Value:	$100,000
• Withdrawal amount:	$10,000
• Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
• Highest Birthday Value:	$120,000
• Highest Birthday Value reduced by 10%, or	$12,000
• Adjusted Highest Birthday Value:	$108,000

Annual Guaranteed Withdrawal Amount

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Birthday Year for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.

You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Benefit is not guaranteed.

Guaranteed Withdrawal Lock-In Date

Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase is equal to 5% of any additional Purchase Payments (4% of additional Purchase Payments if your Guaranteed Withdrawal Percentage is 4%). We will add the increase to your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

•

During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made.

This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

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What Is The Prudential IncomeFlex® SelectSM Benefit? continued

•

If the Purchase Payment is made after an Excess Withdrawal has occurred in any Birthday Year, then the increase will not apply until the next Birthday Year. In other words, once an Excess Withdrawal has occurred in a Birthday Year, all additional withdrawals in that Birthday Year will be Excess Withdrawals, even if additional Purchase Payments are made.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up — Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional Prudential IncomeFlex Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.

Example — Calculation of Annual Guaranteed Withdrawal Amount — Age 65+

Your age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example — Calculation of Annual Guaranteed Withdrawal Amount — Not Age 65

Your age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

Prudential IncomeFlex Spousal Benefit

With the optional Prudential IncomeFlex Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date.

Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.

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The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.

Example — Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit — Younger Spouse Not Age 65

Your age:	66
Spouse age:	64
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

Prudential IncomeFlex Spousal Benefit — Death Prior to Lock-In Date (Spousal Step-In Benefit)

If you purchase this Contract and die before the Lock-In Date, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Benefit to the extent permitted by the Code.

Continuation of the Prudential IncomeFlex Benefit under this Contract is subject to the following conditions:

•	Your Birthday (not the birthday of your surviving spouse) will be used to determine:
•	the Roll-Up and Highest Birthday Values under this Contract;
•	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
•	the availability and amount of Step-Ups.
•

At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

•	The charge for the base Prudential IncomeFlex Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.
•

If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

Withdrawals with the Prudential IncomeFlex Benefit

The Prudential IncomeFlex Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain

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required minimum distributions described below under “Excess Withdrawals — Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Examples — Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

• Birthday Year:	May 10, 2007 through May 9, 2008
• Annual Guaranteed Withdrawal Amount:	$ 10,000
• Contract Value on June 15, 2007 (date of first withdrawal)	$160,000
• Contract Value on July 15, 2007 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2007, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
•	Annual Withdrawal Amount for future Birthday Years remains $10,000

If an additional $1,000 is withdrawn on July 15, 2007, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $1,000 – $1,000 = $0
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2007, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $11,000 is withdrawn on July 15, 2007, then the following values would result:

•	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
•	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
•	Contract Value immediately prior to Excess Withdrawal = $150,000 (July 15 Contract Value) – $1,000 (guaranteed portion of July 15 withdrawal) = $149,000
•	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal/Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000/$149,000) × ($10,000) = $671.14
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $671.14 = $9,328.86
•	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

Excess Withdrawals — Required Minimum Distributions

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements

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during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the Prudential IncomeFlex Benefit on the RMD Calculation Date.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value”. Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

For 2009, when RMD is suspended, we will administer this provision based on the amount of calculated RMD you would have been required to take if not for the suspension.

Example — Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 10, 2007 through May 9, 2008
Contract Value on April 15, 2007	$160,000
Contract Value on May 15, 2007	$145,000
Annual Guaranteed Withdrawal Amount	$ 10,000
Required Minimum Distribution Amount	$ 14,000	(for calendar year 2007)
RMD Value	$ 4,000	(for calendar year 2007)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 15, 2007, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•	$4,000 applied against the RMD Value
•	Contract Value = $160,000 – $14,000 = $146,000
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 15, 2007, then the following values would result:

•	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
•	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
•	Contract Value = $145,000 – $10,000 = $135,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 15, 2007, then the following values would result:

•	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
•	$4,000 applied against the RMD Value
•	$6,000 counts as an Excess Withdrawal
•	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
•	Contract Value = $160,000 – $20,000 = $140,000

Step-Up — Increase of Annual Guaranteed Withdrawal Amount

The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.

The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before your Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and

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your spouse were not age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.

With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.

The Step-Up will occur automatically unless the charge for the Prudential IncomeFlex Benefit has increased.

If we have increased the charges for the Prudential IncomeFlex Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.

If accepting the Step-Up will increase your Prudential IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in Prudential IncomeFlex charges would be subject to the maximum charge limit set forth in the Summary of Contract Expenses. If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.

Example — Step Up Calculation

Birthday	May 10, 2007
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 9, 2007	$100,000
Guaranteed Withdrawal Percentage	5%
•	Step-Up Value = $100,000 × 5% = $5,000
•	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
•	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,000

Benefits Under IncomeFlex

•

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.

•	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

Other Important Considerations

•	Withdrawals under Prudential IncomeFlex are subject to all of the terms and conditions of the Contract.
•

Withdrawals made while Prudential IncomeFlex is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. Prudential IncomeFlex does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.

Termination of IncomeFlex and Waiting Period

You may terminate the Prudential IncomeFlex Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

Prudential IncomeFlex terminates:

•	upon your surrender of the Contract,
•	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected),
•	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Prudential IncomeFlex Spousal Benefit, or
•	upon your election to begin receiving Annuity Payments.

We cease imposing the charge for Prudential IncomeFlex upon the effective date of the benefit termination for the events described above.

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While you may terminate IncomeFlex at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

Additional Tax Considerations for Qualified Contracts/Arrangements

You have purchased the Contract as an investment vehicle to be held in a custodial, traditional IRA. Generally, required minimum distribution rules under the Code require that you begin receiving periodic amounts from your IRA or tax qualified arrangement beginning after age 70 1/2. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals — Required Minimum Distributions,” earlier in this section.

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6:

How Can I Purchase The Prudential Retirement

Security Annuity II?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $20,000. You must get our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

AGE RESTRICTIONS

Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

When you make an additional Purchase Payment, we will allocate it in the same way as your most recent Purchase Payment unless you tell us otherwise.

You may change your allocation of future Purchase Payments at any time. Contact the Prudential Retirement Service Center for details.

We generally will credit the initial Purchase Payment to your Contract within two Business Days from the day on which we receive your payment in Good Order at the Prudential Retirement Service Center. If, however, your first payment is made without enough information for us to set up your Contract, we may need to contact you to obtain the required information.

•

If we are not able to obtain this information within five Business Days, we will within that five Business Day period either return your Purchase Payment or obtain your consent to continue holding it until we receive the necessary information.

We will generally credit each subsequent Purchase Payment as of the Business Day we receive it in Good Order at the Prudential Retirement Service Center. Subsequent Purchase Payments received in Good Order after the close of the Business Day will be credited on the following Business Day.

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

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Every day we determine the value of an accumulation unit for each of the Variable Investment Options. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7:

What Are The Expenses Associated With The Prudential

Retirement Security Annuity II?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The current insurance and administrative charge equals, on an annual basis 0.50% of the daily value of the Contract.

We have the right to increase this charge up to 1.60%, but we have no current intention to do so. Any increase in this charge would apply immediately to the daily value of the Contract.

PRUDENTIAL INCOMEFLEX CHARGES

In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Benefit. We impose a current charge equal, on an annual basis, to 0.95% for the base Prudential IncomeFlex Benefit.

We have the right to increase this charge up to 1.45%, but we have no current intention to do so.

If you elect the optional Prudential IncomeFlex Spousal Benefit, then we impose an additional charge, currently equal, on an annual basis, to 0.50%.

We have the right to increase this additional charge up to 0.60%, but we have no current intention to do so.

Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see Step-Up-Increase in Guaranteed Withdrawal Amount in Section 5. The charge for the optional Prudential IncomeFlex Spousal Benefit is in addition to the charge for the base Prudential IncomeFlex Benefit (that is, both Prudential IncomeFlex charges apply). If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.

CONTRACT MAINTENANCE CHARGE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee

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up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The charge will be deducted proportionately from each of the Contract’s Variable Investment Options.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are company assets under applicable state law. These benefits reduce our overall corporate income tax liability. Under current federal tax law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable state law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For 2008, without regard to expense caps, the fees and operating expenses of these funds ranged from 1.04% to 1.54% annually.

For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For additional information about these fund fees, please consult the prospectuses for the funds.

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8:

How Can I

Access My Money?

You can access your money by:

•	Making a withdrawal (either partial or complete); or
•	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.

Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

•	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	Trading on the New York Stock Exchange is restricted;
•	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
•	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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9:

What Are The Tax Considerations Associated With The Prudential

Retirement Security Annuity II?

This tax discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity’s “spousal continuance” provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice.

This Contract may be purchased by custodial IRAs, which can hold other permissible assets other than the Annuity. This Contract is currently not available for Roth IRAs or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

Currently, the Contract may be purchased for use in connection with Individual Retirement Accounts, which are subject to Section 408 of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.

IRAs. When you buy this Contract for use in an IRA, we will provide you a copy of the prospectus and Contract. The “IRA Disclosure Statement,” delivered to you separately, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a “free look” for seven days following receipt of the disclosure statement. During this time, if the IRA is being established at the same time you purchase the Contract, you can cancel the Contract by notifying us in writing, and we will refund all of the Purchase Payments under the Contract (or, if provided by applicable state law, the amount your Contract is worth, if greater) less any applicable federal and state income tax withholding. Otherwise, state law rules governing short-term cancellation rights may apply. See Section 1, “What Is The Prudential Retirement Security Annuity II?”

Contributions Limits/Rollovers. You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2009 the limit is $5,000. The contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Contract, you can make regular IRA contributions under the Contract (to the extent permitted by law and the Contract). However, if you make such regular IRA contributions, you should note

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What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II? continued

that you will not be able to treat the Contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the Contract funds originally derived from a qualified retirement plan into another Section 401(a) plan. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored retirement plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs.

For Contracts issued to tax favored retirement plans, other than IRAs, different contribution rules apply. In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k) are subject to these same limits, and are not deductible for federal income tax purposes.

Distributions. Usually, the full amount of any distribution from an IRA or qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% “early distribution penalty”;
•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•	Failure to take a minimum distribution.

For Roth 401(k) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% “early distribution penalty.” The other penalties apply to the entire Roth 401(k) account.

Required Minimum Distribution Provisions and Payment Option

When you hold the Contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment from the IRA or qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the Prudential IncomeFlex Benefit.

You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by with-drawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

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Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. If you reach age 70 1 /2 in 2009, your first required minimum distribution must be made by December 31, 2010. If you have elected to receive payments under the minimum distribution option, we will continue to make payments to you in 2009 unless you instruct us to stop payments to you for the 2009 calendar year. If you have begun Annuity Payments, such payment requirements are not included in the 2009 suspension.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or qualified plan (other than a plan under section 457 of the Code) before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59 1/2 or die;
•	the amount received is attributable to your becoming disabled; or
•

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

•

For certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more: (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

•	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA Disclosure/Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with

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What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity II? continued

the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity II?”

Information about sales of the Contract may be found under “Other Information” in Section 10.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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10:

Other

Information

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 4, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. Assets of the Separate Account may not be charged with liabilities arising out of any other business of PRIAC. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Currently, we do not intend to pay commissions in connection with sales of the Contract, but may do so in the future. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this Prospectus.

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10:

Other Information continued

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC, affiliates of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

In October 2007, PRIAC filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”), and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s Investment Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these

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PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS    SECTIONS 1-10

payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

REGULATORY SETTLEMENTS RESPECTING AFFILIATED INVESTMENT MANAGER

The Variable Investment Options offered in the Contract invest in portfolios of the Advanced Series Trust. On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, which is an affiliate of PRIAC, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is not involved in the settlements.

ASSIGNMENT

This Contract must be used to fund an Individual Retirement Account, and therefore you generally may not assign the Contract during your lifetime.

MISSTATEMENT OF AGE OR SEX — ANNUITY PAYMENTS

If there has been a misstatement of the age and/or any other relevant facts of any person upon whose life Annuity Payments are based, then, to the extent permitted by applicable law, we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been

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PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS    SECTIONS 1-10

10:

Other Information continued

delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to the separate account funding the Contacts consisted of the following: MIS, an ADP company (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank — Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

•	Company
•	Experts

•	Principal Underwriter
•	Payments Made to Promote Sale of Our Products
•	Allocation of Initial Purchase Payment
•	Determination of Accumulation Unit Values
•	Federal Tax Status
•	Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each Contract Owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-2100.

CONTRACT OWNER INQUIRIES

Contract Owner inquiries can be made to the Prudential Retirement Service Center by calling (877) 778-2100 or write us at 30 Scranton Office Park, Scranton, PA 18507-1789.

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PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS    SECTIONS 1-10

APPENDIX

Accumulation Unit Values

Assume Fee Rate of 1.45%

	BEGINNING OF PERIOD (ROUNDED)	END OF PERIOD (ROUNDED)	ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)

AST Academic Strategies Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.39	$6.98	40
12/3/2007* to 12/31/2007	$10.42	$10.39	0

AST Balanced Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.41	$7.31	806
12/3/2007* To 12/31/2007	$10.44	$10.41	0

AST Capital Growth Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.38	$6.66	147
12/3/2007* to 12/31/2007	$10.43	$10.38	0

AST Preservation Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.45	$8.29	235
12/3/2007* to 12/31/2007	$10.47	$10.45	0

* Date that Portfolio was first offered in this product.

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PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS    SECTIONS 1-10

APPENDIX

Accumulation Unit Values

Assume Fee Rate of 1.95%

	BEGINNING OF PERIOD (ROUNDED)	END OF PERIOD (ROUNDED)	ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD (000 OMITTED)

AST Academic Strategies Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.35	$6.92	0
12/3/2007* to 12/31/2007	$10.39	$10.35	0

AST Balanced Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.37	$7.25	32
12/3/2007* to 12/31/2007	$10.41	$10.37	0

AST Capital Growth Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.34	$6.60	0
12/3/2007* to 12/31/2007	$10.40	$10.34	0

AST Preservation Asset Allocation Portfolio
1/1/2008 to 12/31/2008	$10.41	$8.22	16
12/3/2007* to 12/31/2007	$10.44	$10.41	0

* Date that Portfolio was first offered in this product.

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PRUDENTIAL RETIREMENT SECURITY ANNUITY II PROSPECTUS    SECTIONS 1-10

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY II DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

Variable Annuity Issued by:	Variable Annuity Distributed by:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Prudential Investment Management Services LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

Ed. 05-2009

SS-IFX-PROSP NS03075

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2009

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY II

The Prudential Retirement Security Annuity II (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”). The Contract is purchased by making an initial purchase payment of $20,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $50 at any time during the Accumulation Phase. We currently waive this minimum purchase amount.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity II prospectus, dated May 1, 2009. To obtain a copy of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789

Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex® SelectSM is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 4, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the contract.

EXPERTS

The financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Prudential Retirement Insurance and Annuity Company PRIAC Variable Contract Account A as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which Contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2008, 2007, and 2006 no payments were made to PIMS for services as principal underwriter.

PIMS may pay commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PRIAC may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

2

ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial Purchase Payment to your Contract within two Business Days from the day on which we receive your payment at the Prudential Retirement Service Center. However, we may employ a different procedure than this if your Contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial Purchase Payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 30 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial Purchase Payment and any other Good Order information that we need, we will thereafter allocate your Purchase Payment in the manner that you have specified.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each sub-account will be determined by multiplying the value of a unit of that sub-account for the preceding Business Day by the net change factor for that sub-account for the current Business Day. The net change factor for any Business Day is determined by dividing the value of the assets of the sub-account for that day by the value of the assets of the sub-account for the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. (See “What Are The Expenses Associated With the Prudential Retirement Security Annuity Contract?” and “Calculating Contract Value” in the prospectus.) The value of the assets of a sub-account is determined by multiplying the number of shares of the Advanced Series Trust (“AST”) or other funds held by that sub-account by the net asset value of each share and adding the value of dividends declared, on the ex-date, by AST or other fund but not yet paid.

As we have indicated in the prospectus, Prudential Retirement Security Annuity II is a Contract that allows you to select or decline benefit options that carry specific asset-based charges. We maintain a unique unit value corresponding to each such Contract feature.

FEDERAL TAX STATUS

Other Tax Rules

1.	Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3

3.	Entity Owners

Where a Contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

4.	Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for Prudential Retirement Insurance and Annuity Company included herein should be distinguished from the financial statements of the Account, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.

4

FINANCIAL STATEMENTS OF

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2008

STATEMENT OF NET ASSETS

December 31, 2008

	SUBACCOUNTS
	AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO	AST BALANCED ASSET ALLOCATION PORTFOLIO	AST PRESERVATION ASSET ALLOCATION PORTFOLIO
ASSETS
Investment in the portfolios, at value	$983,472	$286,839	$6,134,239	$2,089,870

Net Assets	$983,472	$286,839	$6,134,239	$2,089,870

NET ASSETS, representing:
Accumulation units	$976,650	$279,687	$6,126,745	$2,081,375
Equity of Prudential Retirement Insurance and Annuity Company	$6,822	$7,152	$7,494	$8,495

	$983,472	$286,839	$6,134,239	$2,089,870

Units outstanding	147,714	41,080	839,160	252,225

Portfolio shares held	129,575	36,355	745,351	229,656
Portfolio net asset value per share	$7.59	$7.89	$8.23	$9.10
Investment in portfolio shares, at cost	$1,127,619	$363,957	$6,692,689	$2,124,341

STATEMENT OF OPERATIONS For the period ended December 31, 2008
	SUBACCOUNTS
	AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO	AST BALANCED ASSET ALLOCATION PORTFOLIO	AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT INCOME
Dividend income	$80	$8,847	$93	$82

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3,560	6,467	20,495	5,742

NET INVESTMENT INCOME (LOSS)	(3,480)	2,380	(20,402)	(5,660)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	529	36,495	329	325
Realized gain (loss) on shares redeemed	(1,584)	(167,909)	(22,591)	(3,356)
Net change in unrealized gain (loss) on investments	(144,584)	(77,548)	(558,911)	(34,999)

NET GAIN (LOSS) ON INVESTMENTS	$(145,639)	$(208,962)	$(581,173)	$(38,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(149,119)	$(206,582)	$(601,575)	$(43,690)

The accompanying notes are an integral part of these financial statements.

A1

FINANCIAL STATEMENTS OF

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2008

STATEMENT OF CHANGES IN NET ASSETS

For the period ended December 31, 2008

	SUBACCOUNTS
	AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO		AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
	01/01/2008 to 12/31/2008	04/23/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/23/2007* to 12/31/2007
OPERATIONS
Net investment income (loss)	$(3,480)	$19	$2,380	$31
Capital gains distributions received	529	30	36,495	30
Realized gain (loss) on shares redeemed	(1,584)	0	(167,909)	0
Net change in unrealized gain (loss) on investments	(144,584)	437	(77,548)	429

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,119)	486	(206,582)	490

CAPITAL TRANSACTIONS
Contract owner net payments	1,122,105	0	2,679,973	0
Withdrawals and other charges	0	0	(627,583)	0
Net transfers between other subaccounts	0	0	(1,569,459)	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	1,122,105	0	482,931	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	972,986	10,486	276,349	10,490

NET ASSETS
Beginning of period	10,486	0	10,490	0

End of period	$983,472	$10,486	$286,839	$10,490

Beginning units	1,000	0	1,000	0

Units issued	146,714	1,000	282,310	1,000
Units redeemded	0	0	(242,230)	0

Ending units	147,714	1,000	41,080	1,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A2

SUBACCOUNTS (Continued)
AST BALANCED ASSET ALLOCATION PORTFOLIO		AST PRESERVATION ASSET ALLOCATION PORTFOLIO
01/01/2008 to 12/31/2008	04/23/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/23/2007* to 12/31/2007

$(20,402)	$26	$(5,660)	$23
329	23	325	0
(22,591)	0	(3,356)	0
(558,911)	461	(34,999)	528

(601,575)	510	(43,690)	551

5,234,369	0	2,154,138	0
(78,524)	0	(31,129)	0
1,569,459	0	0	0

6,725,304	0	2,123,009	0

0	10,000	0	10,000

6,123,729	10,510	2,079,319	10,551

10,510	0	10,551	0

$6,134,239	$10,510	$2,089,870	$10,551

1,000	0	1,000	0

882,066	1,000	270,481	1,000
(43,906)	0	(19,256)	0

839,160	1,000	252,225	1,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A3

NOTES TO FINANCIAL STATEMENTS OF

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

December 31, 2008

Note 1:	General

PRIAC Variable Account A (the “Account”) was established on October 6, 2006 by Prudential Retirement Insurance and Annuity Company, Hartford, CT (PRIAC). PRIAC is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”). The assets of the Account are segregated from PRIAC’s other assets. Proceeds from the purchase of Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II (together, the “Contracts”) are invested in the Account. The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Account is used in connection with the Contracts, which are sold to retirement plans and accounts that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”) and with certain nonqualified deferred compensation arrangements. The Contracts may be group annuity contracts issued to employers who make contributions under them on behalf of their employees, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts.

The Account is comprised of five subaccounts. The assets of each subaccount are invested in a corresponding portfolio of the Advanced Series Trust (“the AST Funds”). Options as of December 31, 2008 were: AST Capital Growth Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Academic Strategies Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio. For certain Contracts, a subaccount may also invest in the AST Money Market Portfolio on a temporary basis pending allocation instructions in connection with retirement plan enrollment. As of December 31, 2008, the AST Academic Strategies Asset Allocation Portfolio is no longer available for investment under new Contracts.

The AST Fund is a diversified open-end management investment company, and is managed by affiliates of PRIAC. All contractual obligations arising under contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

At December 31, 2008 and 2007 there was no balance or transactions for the period then ended pertaining to the AST Money Market Portfolio.

Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A4

Note 2:	Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

The Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As

A5

Note 4:	Taxes (continued)

such, no provision for tax liability has been recorded in these financial statements. PRIAC management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchase of Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,121,740	$(3,195)
AST Academic Strategies Asset Allocation Portfolio	$2,414,607	$(1,938,144)
AST Balanced Asset Allocation Portfolio	$6,801,301	$(96,492)
AST Preservation Asset Allocation Portfolio	$2,151,310	$(34,043)

Note 6:	Related Party Transactions

PRIAC and its affiliates perform various services on behalf of the AST Funds and the companies that administer the AST Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, the printing and mailing of fund prospectuses and shareholder reports, fund transfer agency and various other record keeping and customer service functions.

The AST Funds have a management agreement with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses for certain portfolios of the AST Funds so that their aggregate annual ordinary operating expenses (excluding in all cases interest, taxes, brokerage commissions, and extraordinary items) will not exceed various agreed upon percentages of the relevant portfolios’ average daily net assets. These voluntary arrangements may be discontinued or otherwise modified at any time.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the period ended, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

A6

Note 7:	Financial Highlights (continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio (available April 23, 2007)
December 31, 2008	148	$6.65684	to	$6.65684	$983	0.03%	1.45%	to	1.45%	-35.87%	to	-35.87%
December 31, 2007	1	$10.48518	to	$10.48518	$10	0.18%	0.00%	to	0.00%	4.85%	to	4.85%

	AST Academic Strategies Asset Allocation Portfolio (available April 23, 2007)
December 31, 2008	41	$6.97835	to	$6.97835	$287	1.89%	1.45%	to	1.45%	-32.81%	to	-32.81%
December 31, 2007	1	$10.49042	to	$10.49042	$10	0.30%	0.00%	to	0.00%	4.90%	to	4.90%

	AST Balanced Asset Allocation Portfolio (available April 23, 2007)
December 31, 2008	839	$7.25070	to	$7.31225	$6,134	0.01%	1.45%	to	1.95%	-30.08%	to	-29.73%
December 31, 2007	1	$10.51001	to	$10.51001	$11	0.25%	0.00%	to	0.00%	5.10%	to	5.10%

	AST Preservation Asset Allocation Portfolio (available April 23, 2007)
December 31, 2008	252	$8.21959	to	$8.28935	$2,090	0.02%	1.45%	to	1.95%	-21.04%	to	-20.64%
December 31, 2007	1	$10.55098	to	$10.55098	$11	0.22%	0.00%	to	0.00%	5.51%	to	5.51%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the years ended December 31, 2008 and 2007.

Charges and Expenses

Each annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually, quarterly or at the time that certain transactions are made. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Withdrawal Charge—The Withdrawal Charge may apply to certain withdraws from the annuities and upon surrender of the annuity. When applicable, the Withdrawal Charge will apply for a maximum number of years depending on the type of contract. The amount of the Withdrawal Charge varies with the number of years elapsed since the contract issue date. Certain annuities do not deduct a Withdrawal Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Withdrawal Charge, as well as for any exceptions to the provision that may apply to certain withdrawals.

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Note 7:	Financial Highlights (continued)

Insurance and Administrative Charge—The Insurance and Administrative Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance and Administrative Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. For each annuity funded through the Separate Account, the maximum Insurance and Administrative Charge is 1.60%. Currently 0.5% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—An Contract Maintenance Charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Separate Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Separate Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse. The charge for the standard benefit and optional spousal benefit is deducted on a daily basis from assets in the Separate Account. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%. Currently 0.95% is being charged. The maximum additional charge for the spousal Prudential IncomeFlex benefit is 0.60%. Therefore, the maximum total charge for the spousal benefit is 2.05%. Currently 1.95% is being charged. These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee—A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Separate Account for these tax obligations.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts—are amounts that contract owners have directed to be moved among subaccounts.

A8

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Prudential Retirement Insurance and Annuity Company

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts listed in Note 1 of Prudential Retirement Insurance and Annuity Company PRIAC Variable Contract Account A at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 16, 2009

A9

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

Financial Statements and

Report of Independent Auditors

December 31, 2008 and 2007

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Statements of Financial Position

December 31, 2008 and 2007 (in thousands)

	2008	2007
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2008—$2,279,766; 2007—$2,549,441)	$2,051,610	$2,576,979
Trading account assets supporting insurance liabilities, at fair value	12,717,491	13,272,629
Other trading account assets, at fair value	907	970
Equity securities, available for sale, at fair value (cost: 2008—$19,016; 2007—$19,214)	7,527	20,145
Commercial mortgage and other loans	4,646,149	4,218,316
Other long-term investments	424,987	95,595
Short-term investments	23,004	28,769

Total investments	19,871,675	20,213,403

Cash and cash equivalents	21,092	10,941
Accrued investment income	179,326	170,483
Reinsurance recoverables	856,212	1,377,816
Deferred tax asset, net	352,445	110,314
Valuation of business acquired	296,404	272,229
Goodwill	424,427	424,427
Other assets	316,072	307,150
Separate account assets	28,061,581	40,170,883

TOTAL ASSETS	$50,379,234	$63,057,646

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Future policy benefits	$1,447,858	$1,480,112
Policyholders’ account balances	17,560,997	16,861,433
Reinsurance payables	856,084	1,377,483
Cash collateral for loaned securities	463,643	537,975
Other liabilities	262,013	483,999
Separate account liabilities	28,061,581	40,170,883

Total liabilities	48,652,176	60,911,885

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2008 and 2007)	2,500	2,500
Additional paid-in capital	1,820,326	1,820,326
Accumulated other comprehensive (loss) income	(153,285)	18,296
Retained earnings	57,517	304,639

Total stockholder’s equity	1,727,058	2,145,761

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$50,379,234	$63,057,646

See Notes to Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Statements of Operations

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
REVENUES
Premiums	$29,101	$1,238	$245
Policy charges and fee income	118,238	115,998	122,100
Net investment income	1,096,546	1,043,072	978,350
Realized investment gains (losses), net	109,589	26,461	(53,583)
Asset management fees	247,100	272,678	239,578
Investment (losses) gains on trading assets supporting insurance liabilities	(1,364,176)	99,481	(7,452)
Other income	377	16,510	47,207

Total revenues	236,775	1,575,438	1,326,445

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	45,535	849,436	686,798
Policyholders’ benefits	98,233	82,477	67,932

Salaries and other employee expenses	176,643	150,236	153,335
Asset management fees	68,001	79,176	72,932
VOBA and other intangible amortization, net of interest	(22,562)	16,224	8,594
Other general and administrative expenses	223,304	258,529	143,264

Total general, administrative and other expenses	445,386	504,165	378,125

Total benefits and expenses	589,154	1,436,078	1,132,855

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(352,379)	139,360	193,590

Income taxes:
Current	359	7	886
Deferred	(145,616)	12,383	23,177

Total income tax (benefit) expense	(145,257)	12,390	24,063

(LOSS) INCOME FROM CONTINUING OPERATIONS	(207,122)	126,970	169,527

Income from discontinued operations, net of taxes	—	22,100	63,008

NET (LOSS) INCOME	$(207,122)	$149,070	$232,535

See Notes to Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment (Losses) Gains	Total Accumulated Other Comprehensive (Loss) Income	Total Stockholder’s Equity
Balance, December 31, 2005	$2,500	$1,918,307	$56,973	$—	$(12,098)	$(12,098)	$1,965,682
Dividend to Parent	—	—	(36,707)	—	—	—	(36,707)
Return of capital to Parent	—	(98,293)	—	—	—	—	(98,293)
Comprehensive income:
Net income	—	—	232,535	—	—	—	232,535
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	37	—	37	37
Change in net unrealized investment gains	—	—	—	—	23,115	23,115	23,115

Other comprehensive income							23,152

Total comprehensive income							255,687

Balance, December 31, 2006	2,500	1,820,014	252,801	37	11,017	11,054	2,086,369
Dividend to Parent	—	—	(90,683)	—	—		(90,683)
Purchase of fixed maturities from an affiliate	—	312	—	—	(312)	(312)	—
Cumulative effect of change in accounting principles, net of tax	—	—	(6,549)	—	—	—	(6,549)
Comprehensive income:
Net income	—	—	149,070	—	—	—	149,070
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	99	—	99	99
Change in net unrealized investment gains	—	—	—	—	7,455	7,455	7,455

Other comprehensive income							7,554

Total comprehensive income							156,624

Balance, December 31, 2007	2,500	1,820,326	304,639	136	18,160	18,296	2,145,761
Dividend to Parent	—	—	(40,000)	—	—	—	(40,000)
Comprehensive loss:
Net loss	—	—	(207,122)	—	—	—	(207,122)
Other comprehensive loss, net of tax:
Change in foreign currency translation adjustments	—	—	—	(102)	—	(102)	(102)
Change in net unrealized investment losses	—	—	—	—	(171,479)	(171,479)	(171,479)

Other comprehensive loss	—	—	—	—	—	—	(171,581)

Total comprehensive loss	—	—	—	—	—	—	(378,703)

Balance, December 31, 2008	$2,500	$1,820,326	$57,517	$34	$(153,319)	$(153,285)	$1,727,058

See Notes to Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(207,122)	$149,070	$232,535
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(109,589)	(26,461)	53,583
Policy charges and fee income	(111,356)	(112,969)	(107,272)
Interest credited to policyholders’ account balances	45,534	849,436	686,798
Depreciation and amortization, including premiums and discounts	(75,467)	9,331	5,193
Losses on trading account assets supporting insurance liabilities, and other trading account assets	1,364,176	—	—
Other long-term investments	21,764	—	—
Change in:
Deferred policy acquisition costs	(28,898)	(32,522)	(25,566)
Future policy benefits and other insurance liabilities	(31,600)	(110,622)	(80,147)
Trading account assets supporting insurance liabilities	—	(176,915)	(228,443)
Deferred income taxes	(145,616)	24,814	57,103
Due to/from Parent and affiliates	5,829	(12,912)	(41,141)
Other, net	(38,732)	(63,639)	(119,893)

Cash flows from operating activities	688,923	496,611	432,750

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	689,780	1,029,332	701,031
Trading account assets supporting insurance liabilities and other trading account assets	26,349,991	—	—
Equity securities, available for sale	1,794	58,996	1,846
Commercial loans	502,431	1,016,823	1,058,290
Other long-term investments	3,213	91,769	204,209
Short-term investments	8,401	265,334	638,140
Payments for the purchase of:
Fixed maturities, available for sale	(466,626)	(757,242)	(918,432)
Trading account assets supporting insurance liabilities and other trading account assets	(27,081,530)	—	—
Equity securities, available for sale	(1,375)	(1,626)	(4,190)
Commercial loans	(936,587)	(1,319,512)	(641,965)
Other long-term investments	(184,448)	(48,751)	(87,431)
Short-term investments	(2,612)	(238,140)	(656,460)
Other	7,094	(107,644)	—
Change in notes receivable	—	47,092	(47,092)

Cash flows (used in) from investing activities	(1,110,474)	36,431	247,946

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	6,405,139	4,578,788	5,890,747
Policyholders’ account withdrawals	(5,639,590)	(5,431,005)	(6,341,029)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(74,333)	156,627	(64,062)
Cash dividend paid to Parent	(40,000)	(90,683)	(36,707)
Cash return of capital to Parent	—	—	(98,293)
Net (decrease) increase in short-term borrowing	(229,234)	229,234	—
Net change in financing arrangements (maturities of 90 days or less)	9,462	24,182	(32,462)
Other, net	—	312	—

Cash flows from (used in) financing activities	431,444	(532,545)	(681,806)

Effect of foreign exchange rate changes on cash balances	258	(414)	(209)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,151	83	(1,319)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	10,941	10,858	12,177

CASH AND CASH EQUIVALENTS, END OF YEAR	$21,092	$10,941	$10,858

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$359	$193	$551

Interest paid	$6,177	$6,481	$48

See Notes to Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

1.	BUSINESS

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion, including $2.10 billion of cash consideration and $20 million of transaction costs, to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement-plan products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of defined contribution and defined benefit qualified and non-qualified retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations.

Current Market Conditions

Some of the Company’s operations have been materially affected by adverse conditions in the global financial markets and economic conditions generally. The Company’s results of operations and financial condition may be further adversely affected, possibly materially, if these conditions persist and deteriorate. These economic conditions include, but are not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which has lead to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere have experienced extreme and unprecedented volatility and disruption which has adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital. A continuation or further deterioration in these conditions may further impact Prudential Financial’s and the Company’s liquidity, access to capital or cost of capital;

•

Current market conditions have impacted the Company’s businesses and profitability and a continuation or further deterioration of these conditions would further affect the Company businesses and profitability. The impacts may include:

•	Profitability of many of the Company’s insurance products which are dependent in part on the value of the separate accounts supporting these products;

•

Impairment of Goodwill, resulting in a charge to income, due to further market declines or other events impacting the fair value of the business, or increases in the level of equity required to support the business. Continued or further market deterioration could also result in acceleration of amortization of Deferred Acquisition Costs (“DAC”), Value of Business Acquired (“VOBA”) or other intangibles;

•

Prudential Financial and its affiliates have experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including most recently a downgrade of Prudential Insurance’s insurance claims-paying rating to “A2” from “Aa3,” by Moody’s on March 18, 2009. Prudential Financial or its affiliates may experience further ratings downgrades. Credit and claims-paying ratings are important factors in Prudential Financial’s ability to issue debt and the cost of such financing, potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products the Company has issued.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). For investments in entities in which the Company does not have a controlling financial interest but has significant influence over operating and financial decisions, the Company applies the equity method of accounting.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining goodwill, valuation of business acquired, valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments, future policy benefits, provision for income taxes and deferred policy acquisition costs.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 13 for additional information regarding fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cashflows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” include invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment (losses) gains on trading assets supporting insurance liabilities.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Equity securities, available for sale, at fair value” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividend income from these investments is recognized in “Net Investment Income” when declared.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balances, net of an allowance for losses. Commercial mortgage and other loans acquired are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses are reported in “Realized investment gains (losses), net.”

Securities repurchase agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase agreements are collateralized by cash and U.S. government and government agency securities. Securities loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently reacquired, as specified in the respective agreements. For securities under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Other long-term investments consist of derivative financial instruments and the Company’s investments in joint ventures, limited partnerships, and other investments.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Derivatives are recorded as assets or liabilities, within “Other long-term investments” and “Other assets” in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. As discussed in detail below and in Note 14, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007, and 2006 derivatives qualifying for hedge accounting were not material.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s income and expenses from investments in joint ventures and partnerships is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag.

“Short-term investments” consist of highly liquid debt instruments with original maturities of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security, to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow, is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $0.9 billion and $1.4 billion at December 31, 2008 and 2007, respectively. See Note 9 for additional information about these arrangements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Income Taxes

The Company was acquired by Prudential Insurance on April 1, 2004. Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial consolidated federal income tax return until 2010. As a result, the Company will file a separate federal tax return through 2009.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance, if required, is recorded to reduce a deferred tax asset to the amount expected to be realized. See Note 10 for additional information.

Valuation of Business Acquired

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “VOBA and other intangible amortization, net of interest.” The majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of this VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised.

See Note 7 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. The goodwill impairment analysis is a two-step test. The first step, used to identify potential impairment, involves comparing the Company’s fair value to its carrying value including goodwill. If the fair value of the Company exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for the Company. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the Company, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the Company was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the Company, there is no impairment. If the goodwill assigned to the Company exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to the Company, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. The Company is required to make significant estimates in determining the fair value of the Company including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 7 for additional information regarding goodwill.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Other Assets and Other Liabilities

Other assets consist primarily of deferred policy acquisition costs, intangible assets related to the Union Bank of California, N.A. (“UBOC”) and CIGNA acquisitions, and the derivative asset associated with a reinsurance arrangement with an affiliated company. This automatic coinsurance reinsurance arrangement covers all significant risk under the features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This affiliated agreement covers the reinsurance of the guaranteed minimum withdrawal benefits (“GMWB”) feature of one of the Company’s products. This feature is considered to be a derivative under SFAS No. 133 and changes in the fair value of the derivatives are recognized through “Realized investment gains (losses), net.”

Other liabilities consist primarily of income taxes payable, outstanding check drafts, contingent liabilities and general expense payables.

Deferred acquisition costs (“DAC”) are costs that vary with and that are related primarily to the production of new insurance and annuity business which are deferred to the extent such costs are deemed recoverable from future profits. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. For group annuity defined contribution and defined benefit contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits (approximately 20 years).

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the modified contract or benefit is considered as having lapsed if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Property and equipment are carried at cost less accumulated depreciation. New property and equipment used by the Company is purchased by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of the existing property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate accounts accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

experience. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee withdrawal benefits related to once of the Company’s products, which are discussed in Note 8.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest allocated and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance. See Note 8 for additional information.

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. A liability for future policy benefits is recorded when premiums are due as discussed in Future Policy Benefits above.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are recognized in the period in which the services are performed and are reflected in “Policy charges and fee income.” These revenues consist primarily of fees assessed during the period against the policyholders’ account balances for policy administration charges. Benefits and expenses for these products include interest allocated to policyholders’ account balances.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position or results of operations. The disclosures required by this FSP are provided in Note 14.

In April 2008, the FASB issued FSP 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance does not have a material effect on the Company’s financial position or results of operations, but may have an effect on accounting for future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s financial position or results of operations.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. In addition, SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 13 for more information on SFAS No. 157.

In September 2006, the staff of the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in SAB 108 express the staffs views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 was effective for fiscal year ending after November 15, 2006. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 10 for details regarding the adoption of this pronouncement.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets.” This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs and valuation of business acquired on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $6,549 thousand.

3.	ACQUISITIONS

Acquisition of a Portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million is included in other intangibles, which is reflected in “Other Assets” (See Note 7 for additional information).

4.	DISCONTINUED OPERATIONS

Income from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
		(in thousands)
Real Estate investments sold or held for sale (1)	$—	$34,531	$96,935
Income tax expense	—	(12,431)	(33,927)

Income from discontinued operations, net of taxes	$—	$22,100	$63,008

The Company’s Statements of Financial Position include no assets or liabilities related to discontinued businesses at December 31, 2008 and 2007.

(1)	In 2007, the Company recorded a $33 million gain on the sale of two properties. In 2006, the Company recorded a $96 million gain on the sale of a property.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$21,684	$3,360	$—	$25,044
Obligations of U.S. states and their political subdivisions	387	48	—	435
Foreign government bonds	42,218	1,142	1,481	41,879
Corporate securities	1,651,081	21,250	172,248	1,500,083
Asset-backed securities	130,523	3,548	24,569	109,502
Commercial mortgage-backed securities	306,535	272	62,563	244,244
Residential mortgage-backed securities	127,338	3,544	459	130,423

Total fixed maturities, available for sale	$2,279,766	$33,164	$261,320	$2,051,610

Equity securities, available for sale	$19,016	$—	$11,489	$7,527

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$44,833	$2,182	$1	$47,014
Obligations of U.S. states and their political subdivisions	387	26	—	413
Foreign government bonds	52,442	3,606	2	56,046
Corporate securities	1,884,726	32,427	26,208	1,890,945
Asset-backed securities	168,421	14,294	4,037	178,678
Commercial mortgage-backed securities	310,711	5,006	488	315,229
Residential mortgage-backed securities	87,921	1,311	578	88,654

Total fixed maturities, available for sale	$2,549,441	$58,852	$31,314	$2,576,979

Equity securities, available for sale	$19,214	$1,155	$224	$20,145

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$82,177	$79,729
Due after one year through five years	415,098	391,172
Due after five years through ten years	606,771	541,438
Due after ten years	611,324	555,102
Asset-backed securities	130,523	109,502
Commercial mortgage-backed securities	306,535	244,244
Residential mortgage-backed securities	127,338	130,423

Total	$2,279,766	$2,051,610

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Fixed maturities, available for sale:
Proceeds from sales	$629,701	$846,226	$514,613
Proceeds from maturities/repayments	56,465	179,585	175,003
Gross investment gains from sales, prepayments and maturities	8,487	18,452	5,060
Gross investment losses from sales and maturities	(13,967)	(8,915)	(13,163)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(42,717)	$(1,851)	$(1,128)
Writedowns for impairments of equity securities	(198)	(1,621)	(5,542)

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2008		2007
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Short-term investments and cash equivalents	$1,231,815	$1,231,815	$554,011 $	554,011

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	34,246	34,740	23,194	23,301
Foreign government bonds	8,394	8,193	23,395	22,742
Corporate securities	8,802,350	7,964,002	7,525,739	7,489,404
Asset-backed securities	914,760	634,950	1,266,152	1,207,141
Commercial mortgage-backed securities	2,335,267	2,091,786	2,624,678	2,644,070
Residential mortgage-backed securities	707,554	683,655	1,147,675	1,135,955

Total fixed maturities	12,802,571	11,417,326	12,610,833	12,522,613
Equity securities	163,459	68,350	226,839	196,005

Total trading account assets supporting insurance liabilities	$14,197,845	$12,717,491	$13,391,683	$13,272,629

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment (losses) gains on trading assets supporting insurance liabilities” were $(1,361,300) thousand, $138,637 thousand and $58,875 thousand for the years ended December 31, 2008, 2007 and 2006, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans, which are all collateralized, are comprised as follows at December 31:

	2008		2007
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial loans by property type
Office buildings	$885,590	19%	$800,225	19%
Retail stores	1,221,252	26%	1,043,536	25%
Apartment complexes	681,466	15%	523,257	12%
Industrial buildings	931,483	20%	893,264	21%
Agricultural properties	185,356	4%	173,228	4%
Hospitality	248,460	5%	396,963	10%
Other	510,822	11%	393,099	9%

Total collateralized loans	4,664,429	100%	4,223,572	100%

Valuation allowance	(18,280)		(10,363)

Total net commercial mortgage loans	$4,646,149		$4,213,209

Other collateralized loans	—		5,107

Total commercial mortgage and other loans	$4,646,149		$4,218,316

The commercial mortgage and other loans are geographically dispersed throughout the United States primarily, with the largest concentrations in California (18%), Texas (10%), Virginia (7%), and New York (7%) at December 31, 2008.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Allowance for losses, beginning of year	$10,363	$9,640	$7,013
Change in allowance for losses	7,917	723	3,062
Charge-offs, net of recoveries	—	—	(435)

Allowance for losses, end of year	$18,280	$10,363	$9,640

Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2008, are as follows:

	2008	2007
	(in thousands)
Non-performing commercial mortgage and other loans with allowance for losses	—	—
Non-performing commercial mortgage and other loans with no allowance for losses	10,000	—
Allowance for losses, end of year	—	—

Net carrying value of non-performing commercial mortgage and other loans	$10,000	$—

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $5,000 thousand, zero, and zero for 2008, 2007 and 2006, respectively. Net investment income recognized on these loans totaled $563 thousand, zero and zero for the years ended December 31, 2008, 2007 and 2006, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2008	2007
	(in thousands)
Joint ventures and limited partnerships:
Real estate related	$26,610	$26,023
Non real estate related	56,106	37,370

Total joint ventures and limited partnerships	82,716	63,393

Derivatives and other	342,271	32,202

Total other long-term investments	$424,987	$95,595

Equity Method Investments

Summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method is as follows:

	At December 31,
	2008	2007
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$92,956	$91,722
Investments in securities	607,738	421,281
Cash and cash equivalents	32,802	13,862
Receivables	6,577	4,824
Other assets	2,824	4,449

Total assets	$742,897	$536,138

Borrowed funds-third party	$69,000	$71,250
Payables	439	123
Other liabilities	3,547	4,270

Total liabilities	72,986	75,643
Partners’ capital	669,911	460,495

Total liabilities and partners’ capital	$742,897	$536,138

Equity in partners’ capital included above	$63,424	$50,504
Equity in limited partnership interests not included above	9,868	4,218

Carrying value	$73,292	$54,722

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
STATEMENTS OF OPERATIONS
Income from real estate investments	$43,230	$44,315	$46,120
Income from securities investments	67,159	27,178	6,421
Interest expense-third party	(4,039)	(4,670)	(5,116)
Depreciation	(3,653)	(3,804)	(4,150)
Management fees/Salary expense	(8,468)	(10,522)	(4,347)
Other expenses	(32,160)	(30,669)	(32,784)

Net earnings	$62,069	$21,828	$6,144

Equity in net earnings included above	6,941	5,290	3,806
Equity in net earnings of limited partnership interests not included above	70	114	15,013

Total equity in net earnings	$7,011	$5,404	$18,819

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Fixed maturities, available for sale	$148,655	$166,297	$135,307
Equity securities, available for sale	1,461	4,892	5,799
Trading account assets	725,963	697,631	641,210
Commercial mortgage and other loans	266,972	230,628	222,201
Short-term investments and cash equivalents	1,313	2,568	3,802
Other investment income	7,488	10,474	33,534

Gross investment income	1,151,852	1,112,490	1,041,853
Less investment expenses	(55,306)	(69,418)	(63,503)

Net investment income	$1,096,546	$1,043,072	$978,350

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $7,829 thousand, $109 thousand and $45 thousand as of December 31, 2008, 2007 and 2006, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008, 2007 and 2006, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Fixed maturities	$(48,197)	$7,686	$(9,232)
Equity securities	3,038	(2,199)	(5,568)
Commercial loans	(9,200)	(6,289)	(13,449)
Derivatives	164,055	27,264	(20,975)
Other	(107)	(1)	(4,359)

Realized investment gains (losses), net	$109,589	$26,461	$(53,583)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized (Losses) Gains on Investments (1)	Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive (Loss) Income Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2005	(18,537)	—	6,439	(12,098)
Net investment gains (losses) on investments arising during the period	20,688	—	(7,213)	13,475
Reclassification adjustment for losses (gains) included in net income	14,800	—	(5,160)	9,640

Balance, December 31, 2006	16,951	—	(5,934)	11,017
Net investment gains (losses) on investments arising during the period	16,617	—	(5,818)	10,799
Reclassification adjustment for losses (gains) included in net income	(5,146)	—	1,802	(3,344)
Purchase of fixed maturities from an affiliate	(312)	—	—	(312)

Balance, December 31, 2007	28,110	—	(9,950)	18,160
Net investment gains (losses) on investments arising during the period	(313,177)	—	112,744	(200,433)
Reclassification adjustment for losses (gains) included in net income	45,174	—	(16,263)	28,911
Impact of net unrealized investment gains (losses) on policyholders’ account balances	—	67	(24)	43

Balance, December 31, 2008	$(239,893)	$67	$86,507	$(153,319)

(1)	Includes cash flow hedges.

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	Year ended December 31, 2008	Year ended December 31, 2007
	(in thousands)
Fixed maturities available for sale	$(228,156)	$27,538
Equity securities available for sale	(11,489)	931
Joint ventures and limited partnerships	22	—
Derivatives designated as cash flow hedges	(270)	(359)

Net unrealized (losses) gains on investments	$(239,893)	$28,110

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities, Available for Sale

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$21,684	$—	$—	$—	$21,684	$—
Obligations of U.S. states and their political subdivisions	387	—	—	—	387	—
Foreign government bonds	40,737	1,481	—	—	40,737	1,481
Corporate securities	1,188,065	98,394	290,768	73,855	1,478,833	172,249
Asset-backed securities	107,660	16,630	11,072	7,938	118,732	24,568
Commercial mortgage-backed securities	143,974	26,726	99.998	35,837	243,972	62,563
Residential mortgage-backed securities	126,341	308	538	151	126,879	459

Total	$1,628,848	$143,539	$402,376	$117,781	$2,031,224	$261,320

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$909	$1	$909	$1
Obligations of U.S. states and their political subdivisions	—	—	—	—	—	—
Foreign government bonds	509	2	—	—	509	2
Corporate securities	609,082	16,733	240,123	9,475	849,205	26,208
Asset-backed securities	7,965	983	25,927	3,054	33,892	4,037
Commercial mortgage-backed securities	26,836	151	18,502	337	45,338	488
Residential mortgage-backed securities	2,461	52	23,287	526	25,748	578

Total	$646,853	$17,921	$308,748	$13,393	$955,601	$31,314

The gross unrealized losses at December 31, 2008 and 2007 are composed of $204,751 thousand and $20,594 thousand related to investment grade securities and $56,569 thousand and $10,720 thousand related to below investment grade securities, respectively. At December 31, 2008, $130,943 thousand of the gross unrealized losses represented declines in value of greater than 20%, $121,618 thousand of which had been in that position for less than six months, as compared to $4,614 thousand at December 31, 2007 that represented declines in value of greater than 20%. At December 31, 2008, the $73,854 thousand of gross unrealized losses of twelve months or more were concentrated in manufacturing, public utilities, and services sectors. At December 31, 2007, the $9,475 thousand of gross unrealized losses of twelve months or more were concentrated in the services, manufacturing and energy sectors. In accordance with its policy described in Note 2, the Company concluded that recognition of an other-than-temporary impairment for these securities was not warranted at December 31, 2008 or 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread increases and liquidity concerns. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$7,527	$11,489	$—	$—	$7,527	$11,489

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$13,896	$224	$—	$—	$13,896	$224

At December 31, 2008 and 2007, $11,489 thousand and zero, respectively, of the gross unrealized losses represented declines of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that recognition of an other-than-temporary impairment for these securities was not warranted at December 31, 2008 or 2007.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Cost method investments	$—	$—	$6,710	$1,321	$6,710	$1,321

	2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Cost method investments	$299	$322	$6,089	$1,961	$6,388	$2,283

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $9,424 thousand and $8,671 thousand at December 31, 2008 and 2007, respectively. In accordance with its policy described in Note 2, the Company concluded that recognition of an other-than-temporary impairment for these securities was not warranted at December 31, 2008 or 2007.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2008	2007
	(in thousands)
Fixed maturities available for sale	$37,564	$107,146
Trading account assets supporting insurance liabilities	413,473	413,599

Total securities pledged	$451,037	$520,745

Assets of $7,233 thousand and $6,062 thousand at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Balance, beginning of period	$92,008	$60,400	$34,834
Capitalization of commissions, sales and issue expenses	31,694	31,941	27,892
Amortization, net of interest	(2,796)	581	(2,326)
Impact of adoption of SOP 05-1	—	(914)	—

Balance, end of year	$120,906	$92,008	$60,400

7.	VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Balance, beginning of period	$272,229	$295,767	$301,638
Amortization (1)	7,781	(32,897)	(28,720)
Interest (2)	16,394	18,677	22,849
Impact of adoption of SOP 05-1	—	(9,318)	—

Balance, end of year	$296,404	$272,229	$295,767

(1)	The weighted average remaining expected life for VOBA amortization is approximately 17 years.

(2)	The interest accrual rate was 7.30%.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

The following table provides estimated future amortization, for the periods indicated.

VOBA Amortization
(in thousands)
2009	$7,119
2010	6,077
2011	4,937
2012	4,162
2013	3,974
2014 and thereafter	270,135

Total	$296,404

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $424,427 thousand. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

As discussed in further detail in Note 2, the Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. There were no impairments recorded in 2008, 2007 or 2006.

Other Intangibles

Other intangible assets at December 31 consist of:

	2008			2007
	(in thousands)
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Associated with CIGNA acquisition	$13,980	$13,727	$253	$13,980	$12,714	$1,266
Associated with UBOC acquisition	100,400	600	99,800	100,400	—	100,400

Total other intangible assets	$114,380	$14,327	$100,053	$114,380	$12,714	$101,666

Technology and leasehold improvement-related intangibles associated with the acquisition of the CIGNA businesses are being amortized over 5 years. Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 17 years. Amortization expense for the other intangibles currently owned by the Company is expected to be as follows:

Total Other Intangible Amortization
(in thousands)
2009	$7,253
2010	8,700
2011	8,900
2012	9,200
2013	8,900
2014 and thereafter	57,100

Total	$100,053

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits for group annuities and supplementary contracts are equal to the aggregate of the present value of expected future benefit payments. Assumptions as to mortality are based on a modification of standard industry tables. The interest rates used in the determination of the aggregate reserves range from 3.1% to 10.0%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. No premium deficiency reserves have been recorded.

The future policy benefit reserves associated with the guaranteed withdrawal benefit of one of the Company’s products are considered to be bifurcated embedded derivatives under SFAS No. 133 and are recorded at fair value. The Company issues the product as variable annuity contracts with a guaranteed withdrawal feature through select separate account funds. The withdrawal feature guarantees that participants can withdraw amounts based on their protected value. The protected value under the contract is the greater of: (1) the account value on the business day prior to locking in the benefit; (2) the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage: or (3) the highest contract value on a specified date minus any withdrawals. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net. At December 31,2008, the Company established recorded a liability in the amount of $42,711 thousand for this feature. As disclosed in Note 2, the Company entered into a transaction with an affiliated company which is accounted for as a derivative in “Other Assets” in the amount of $42,711 thousand, effectively offsetting the future policy benefit reserves at December 31, 2008.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2008	2007
	(in thousands)
Group annuities	$17,467,727	$16,767,807
Guaranteed investment contracts and guaranteed interest accounts	93,270	93,626

Policyholders’ account balances	$17,560,997	$16,861,433

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 4.86% to 9.06%; less than 1% of policyholders’ account balances have allocated interest rates in excess of 8%.

9.	REINSURANCE

Concurrent with the acquisition of the retirement business of CIGNA, the Company entered into certain reinsurance arrangements with CIGNA to effect the transfer of the business. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption. The Company has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance-with-assumption and indemnity coinsurance agreements.

The coinsurance-with-assumption arrangement applied to the acquired general account defined contribution and defined benefit plan contracts. Concurrent with the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. The Company has substantially completed the process of requesting customers to agree to substitute the Company for CIGNA in their respective contracts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

The modified-coinsurance-with-assumption arrangements applied to the majority of separate account contracts and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retained the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, ceded all of the net profits or losses and related net cash flows associated with the contracts to the Company. At the date of acquisition, the statement of financial position for the Company included a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. During 2005, the Company received from CIGNA the separate account assets and concurrently assumed the associated separate account liabilities, which are primarily included in “Separate account assets” and “Separate account liabilities,” respectively, in the Company’s Statements of Financial Position.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts was similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company had the right to commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time the Company would no longer have a related liability or recoverable and the defined benefit guaranteed cost contracts would remain with CIGNA. At the date of acquisition, the statement of financial position for the Company included a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which were reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by the Company during the two-year period that the modified coinsurance arrangement was in effect are included in “Other Income.” Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance receivable and reinsurance payable with CIGNA related to the modified-coinsurance-with assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts.

Reinsurance amounts included in the Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Direct premiums	$28,318	$—	$245
Reinsurance assumed	743	1,238	—
Reinsurance ceded	40	—	—

Premiums	$29,101	$1,238	$245

Direct policyholders’ benefits	28,297	2,142	246
Reinsurance assumed	69,974	80,831	68,124
Reinsurance ceded	(38)	(496)	(438)

Policyholders’ benefits	$98,233	$82,477	$67,932

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

10.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Current tax expense (benefit)
U.S.	$—	$—	$(9)
State and local	—	(186)	335
Foreign	359	193	560

Total	359	7	886

Deferred tax expense (benefit)
U.S.	(139,938)	13,946	23,177
State and local	(5,678)	(1,563)	—

Total	(145,616)	12,383	23,177

Income Tax Expense on continuing operations	$(145,257)	$12,390	$24,063

Income tax expense on discontinued operations	—	12,431	33,927
Income tax expense (benefit) reported in stockholders’ related to:
Other comprehensive loss	(96,514)	4,073	5,953
Cumulative effect of changes in accounting principles	—	(3,684)	—

Total income tax expense (benefit)	$(241,771)	$25,210	$63,943

The Company’s income or (loss) from operations before income taxes includes income (loss) from domestic operations of ($352,379) thousand and $139,360 thousand and no income from foreign operations for the years ended December 31, 2008 and 2007.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
	(in thousands)
Expected federal income tax expense	$(123,333)	$48,776	$67,756
Non-taxable investment income	(11,747)	(28,741)	(31,763)
State and local taxes	(3,691)	(1,137)	217
Foreign tax credit	(8,283)	(7.534)	(8,186)
Other	1,797	1,026	(3,961)

Total income tax expense	$(145,257)	$12,390	$24,063

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in thousands)
Deferred tax assets
Insurance reserves	$—	$324,832
Net operating and capital loss carryforwards	43,141	66,651
Foreign tax credits	43,459	30,715
Investments	306,994	—
Net unrealized investment losses	86,318	—
Other	27,985	900

Deferred tax assets	507,897	423,098

Deferred tax liabilities
Insurance reserves	$9,330	$—
Net unrealized investment gains	—	10,196
Investments	—	144,078
Deferred policy acquisition costs and other intangibles	141,485	131,562
Other	4,637	26,948

Deferred tax liabilities	155,452	312,784

Net deferred tax asset	$352,445	$110,314

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

The Company believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset. Adjustments to the valuation allowance will be made if there is a change in the Company’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $124 million and $190 million, which expire between 2011 and 2022. At December 31, 2008 and 2007, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating zero and $3 million, which expire between 2013 and 2028.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in no change to the Company’s income tax liability and to retained earnings as of January 1,2007.

The Company had no unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 and December 31, 2007.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company did not incur tax-related interest and penalties for 2008 or 2007.

The company is currently not under audit by the Internal Revenue Service or any State and Local Jurisdictions.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the Dividend Received Deduction (“DRD”), related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. The change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations and legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008 or 2007 results.

11.	STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends, including return of capital, to shareholders are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory earned surplus as of the preceding December 31 (surplus of $1,208,403 thousand as of December 31, 2008) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($120,141 thousand as of December 31, 2008). Based on 2008 earned surplus, there is capacity to pay $103 million in dividend without prior approval in 2009. The Company paid dividends of $40,000 thousand, $90,683 thousand and $36,707 thousand to its Parent during the years ended December 31, 2008, 2007 and 2006, respectively. No return of capital was made by the Company to its Parent during the years ended December 31, 2008 and 2007. The Company paid a return of capital of $98,293 thousand during the year ended December 31, 2006.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net (loss) income of the Company amounted to $(12,474) thousand, $118,011 thousand and $224,931 thousand for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of the Company amounted to $1,208,403 thousand and $945,615 thousand at December 31, 2008 and 2007, respectively. The December 31, 2008, statutory capital and surplus includes a $106,546 thousand deferred tax asset that was admitted based on a permitted practice from the State of Connecticut.

12.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services to the Company. The related charges to the Company were $373,507 thousand, $311,773 thousand and $296,737 thousand for the years ended December 31, 2008, 2007 and 2006 respectively, and are recorded as part of “Other general and administrative expenses.” As of December 31, 2008 and 2007 the outstanding balances due to Prudential Insurance were $31,267 thousand and $31,079 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $780 thousand, $691 thousand and $444 thousand for the years ended December 31, 2008, 2007 and 2006 respectively. As of December 31, 2008 and 2007 the outstanding balances due to Prudential Insurance were $66 thousand and $83 thousand, respectively.

The Company has an investment management agreement with Prudential Investment Management, Inc. (“PIM”) approved August 6, 2004 by the CT DOI. PIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $46,248 thousand, $44,097 thousand and $45,042 thousand for the years ended December 31, 2008, 2007 and 2006 respectively. As of December 31, 2008 and 2007 the outstanding balances due to PIM were $6,034 thousand and $7,913 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Prudential Global Funding, Inc. enters into derivative contracts with Prudential Financial and certain of its subsidiaries including the Company. Related party derivative assets were $324,903 thousand and $32,919 thousand at December 31, 2008 and 2007, respectively. Related party derivative liabilities were zero at December 31, 2008 and 2007, respectively.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also includes allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $960 thousand, $1,019 thousand and $1,890 thousand for the years ended December 31, 2008, 2007 and 2006 respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $9,207 thousand, $7,497 thousand and $8,190 thousand in 2008, 2007 and 2006 respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3,901 thousand, $3,205 thousand and $2,569 thousand in 2008, 2007 and 2006 respectively.

Prudential Bank and Trust

Prudential Bank & Trust provides services as the trustee for assets held under trust agreements. The related charges to the Company were $4,116 thousand, $3,303 thousand and zero for the years ended December 31, 2008, 2007 and 2006 respectively. As of December 31, 2008 and 2007 the outstanding balances due to Prudential Bank & Trust were $335 thousand and $283 thousand, respectively.

As part of the UBOC acquisition, $2.6 million of the $103 million acquisition price was allocated to PB&T in 2007, and was paid by PB&T in 2008.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC dated April 1, 2004 under which the Company may borrow up to $500 million to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of the borrowing.

The outstanding balance was zero and $229,234 thousand at December 31, 2008 and 2007, respectively. The total interest payable was zero and $401 thousand at December 31, 2008 and 2007, respectively.

Interest expense related to borrowings under this line of credit was $5,776 thousand, $6,481 thousand and zero for the years ended December 31, 2008, 2007 and 2006, respectively, and reflects a weighted average yield of 2.84% for the year ended December 31, 2008 and 4.94% for the year ended December 31, 2007.

Notes Receivable from Affiliate

On October 24, 2005, the Company loaned $25,000 thousand to an affiliate. This loan has an interest rate of 5.04% and matures on October 24, 2010. The total interest receivable was $56 thousand at both December 31, 2008 and 2007. The total interest earned by the Company was $1,260 thousand for both the years ended December 31, 2008 and 2007.

On September 15, 2006, the Company loaned $45,700 thousand to its Parent. This loan had an interest rate of 6.39% and was to mature on January 15, 2012. The total interest earned by the Company was $503 thousand and $891 thousand for the years ended December 31, 2007 and 2006. In March 2007, the Parent satisfied this loan, through the transfer of mortgage loans to the Company.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Leases

The Company occupies leased office space in many locations under various long-term leases entered into by its parent. Rental expense allocated to the Company by its Parent was $12,834 thousand, $12,451 thousand and $10,709 thousand for the years ended December 31, 2008, 2007 and 2006, respectively.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of the Company’s Parent of $54 million and $122 million as of December 31, 2008 and 2007, respectively and funds of PIM of $17 million and $26 million at December 31, 2008 and 2007, respectively.

Commerce Street

In December 2007, the Company purchased $49,545 thousand of collateralized mortgage backed securities from Commerce Street Investments LLC (“Commerce Street”), a Prudential Financial subsidiary. The historical cost of the purchased securities was $49,857 thousand. The resulting $312 thousand difference between historical cost and cash paid was recorded as a capital contribution at December 31, 2007.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary, of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place. In 2009, the Company can fund purchases of additional investments in Edison Place of $26,425 thousand; this amount can be increased up to $38,455 thousand provided that Maranon meets certain capital requirements as spelled out in the Edison Place Investment Management Agreement.

The Company records in its financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $3,650 thousand at December 31, 2008. This amount is a component of Other long-term investments. The Company also recorded a ($740) thousand affiliated net loss for the year ended December 31, 2008. The results of the Edison Place joint venture are consolidated in the financial statements of Prudential Insurance.

Pruco Reinsurance Limited

As discussed in Notes 2 and 8, during 2008 the Company entered into an automatic coinsurance reinsurance agreement with an affiliate as part of its risk management and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed withdrawal benefit associated with one of the Company’s products. Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the financial statements, were $672 thousand as of December 31, 2008. Also, the Company received an expense allowance of $8 thousand from Pruco Re in 2008.

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Transition Impact – As discussed in Note 2, the Company adopted SFAS No. 157 and SFAS No. 159 effective January 1, 2008.

SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Any restrictions on our ability to redeem our interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in our fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades. Accordingly, these securities are generally classified within Level 2 in our fair value hierarchy.

Other long-term investments carried at fair value include derivative positions that are classified within Level 2 in our fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate swaps, cross currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. Substantially all of the company’s derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing consistent with its best estimate of fair value.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, we use internally developed valuations or non-binding broker quotes to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, there were no over-rides.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset.

Level 3 includes an affiliated agreement, which covers the reinsurance of the GMWB feature of one of the Company’s products, in other assets. The fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with our claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2, thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the Company’s fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of our fair values to broker-dealer’s values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale	$—	$1,987,071	$64,539	$2,051,610
Trading account assets supporting insurance liabilities	196,687	12,375,623	145,181	12,717,491
Other trading account assets	—	—	907	907
Equity securities, available for sale	—	5,805	1,722	7,527
Commercial mortgage and other loans	—	—	—	—
Other long-term investments	9,173	338,086	(5,138)	342,121
Short term investments	23,004	—	—	23,004
Cash and cash equivalents	(17)	9,809	—	9,792
Other assets	—	—	42,711	42,711

Sub-total excluding separate account assets	228,847	14,716,394	249,922	15,195,063
Separate account assets (1)	14,204,510	13,514,674	342,397	28,061,581

Total assets	$14,433,357	$28,231,068	$592,319	$43,256,744

Future policy benefits	—	—	42,711	42,711

Total liabilities	$—	$—	$42,711	$42,711

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008:

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities, Available for Sale	Other Long- Term Investments
	(in thousands)
Fair value, beginning of period	$86,321	$291,211	$970	$6,249	$(1,052)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(26,574)	—	—	3,236	(4,086)
Asset management fees and other income	—	(39,124)	(63)	—	—
Included in other comprehensive income (loss)	(36,092)	—	—	(4,706)	—
Net investment income	3,112	(1,107)	—	—	—
Purchases, sales, issuances, and settlements	(885)	(31,511)	—	(3,057)	—
Foreign currency translation	—	—	—	—	—
Transfers into (out of) Level 3 (1)	38,657	(74,288)	—	—	—

Fair value, end of period	$64,539	$145,181	$907	$1,722	$(5,138)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$(26,088)	$—	$—	$—	$(4,085)
Asset management fees and other income	$—	$(46,175)	$(63)	$—	$—
Included in other comprehensive income (loss)	$(35,265)	$—	$—	$(1,358)	$—

	Year Ended December 31, 2008
	Other Assets	Separate Account Assets(3)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$—	$213,690	$(756)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	42,148	—	(41,392)
Asset management fees and other income	—	—	—
Interest credited to policyholders’ account balances	—	(124,695)	—
Included in other comprehensive income	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	563	162,507	(563)
Transfers into (out of) Level 3 (1)	—	90,895	—

Fair value, end of period	$42,711	$342,397	$(42,711)

Unrealized gains (losses) for the period relating to those
Level 3 assets and liabilities that were still held by the
Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$42,148	$—	$(42,392)
Asset management fees and other income	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$(144,056)	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Transfers – Net transfers into Level 3 for Fixed Maturities, Available for Sale totaled $38,657 thousand during the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of Level 3 for Trading Account Assets Supporting Insurance Liabilities of $74,288 thousand during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred into Level 3 for the year ended December 31, 2008 was $90,895 thousand. This was primarily the result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements – Certain assets and liabilities are measured at fair value on a nonrecurring basis. During the year ended December 31, 2008, the Company recorded losses of $107 thousand on equity and cost method investments that had been written down to fair value. These fair value measurements were classified as Level 3 in the valuation hierarchy. The inputs used were primarily discounted estimated future cash flows and valuations provided by the general partners taken into consideration with deal and management fee expenses. The carrying value of these investments as of December 31, 2008 was $1,381 thousand.

Fair Value of Financial Instruments – Under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 14 for a discussion of derivative instruments.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Investment Contracts – Policyholders’ Account Balances & Separate Account Liabilities

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For guaranteed investment contracts, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Line of Credit

The line of credit with Prudential Funding LLC approximates fair value. See Note 12 for more information on the line of credit.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2008		December 31, 2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Policyholder account balances- investment contracts	$17,560,997	$16,761,639	$16,861,433	$16,805,358
Commercial mortgage and other loans	4,646,149	4,334,414	4,218,316	4,258,664
Notes receivable – affiliated	25,000	24,351	25,000	25,000
Separate account liabilities – investment contracts	28,052,648	28,052,648	40,170,883	40,170,883

14.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants who are members of a trading exchange. Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify of hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

Embedded Derivatives

The Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Credit Derivatives Written

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $22,500 thousand at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The following tables set forth the Company’s exposure from credit derivatives, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008		December 31, 2007
		First to Default Basket		First to Default Basket
NAIC Designation (1)	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value
		(in thousands)
1	Aaa, Aa, A	$6,500	$(818)	$15,500	$(267)
2	Baa	11,500	(1,883)	2,500	(301)

	Subtotal Investment Grade	18,000	(2,701)	18,000	(568)
3	Ba	—	—	—	—
4	B	—	—	4,500	(483)
5	C and lower	4,500	(2,437)	—	—
6	In or near default	—	—	—	—

	Subtotal Below Investment Grade	4,500	(2,437)	4,500	(483)

Total		$22,500	$(5,138)	$22,500	$(1,051)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

First to default baskets are on corporate securities with various industry categories.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

“Accumulated other comprehensive income (loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $25,789 thousand and $41,927 thousand at December 31, 2008 and 2007, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2008 and December 31, 2007, the Company had $54,425 thousand and zero of outstanding notional amounts, report at fair value as a $19,536 thousand and a zero asset, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

As noted above, the Company enters into OTC derivative agreements with highly rated major international financial institutions. Consistent with the practice of major international institutions, the Company utilizes the credit spread embedded in the London Interbank Offered Rate (“LIBOR”) curve to reflect nonperformance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread is an appropriate estimate of the nonperformance risk of the Company’s OTC derivative related assets and liabilities.

15.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These commitments amounted to $119 million at December 31, 2008 principally reflecting commitments to purchase or fund fixed maturity investments and commercial mortgage loans.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2008, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Financial Statements

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. The Company believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

State Street Global Advisors

In October 2007, the Company filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in the Company’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of the Company, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which the Company believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. The Company also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while the Company pursues these remedies, the Company implemented a process under which affected plan clients that authorized the Company to proceed on their behalf have received payments from funds provided by the Company for the losses referred to above. The Company’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

PricewaterhouseCoopers LLP
185 Asylum Street, Suite 2400
Hartford, CT 06103-3404
Telephone (860) 241 7000
Facsimile (860) 241 7590

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Prudential Retirement Insurance & Annuity Company:

In our opinion, the accompanying statements of financial position and the related statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company (the “Company”) at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

April 9, 2009

PART C

OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)	Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) and the Financial Statements of the PRIAC Variable Contract Account A (Registrant) as of December 31, 2008 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	EXHIBITS

(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2, Exhibit 1)

(2)	N/A

(3)	Distribution Agreement between Prudential Investment Management Services, Inc. (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2, Exhibit 3)

(4)	(a) Form of the Variable Annuity Contract (Note 2, Exhibit 4(a))

(b) Form of Active Life Certificate (Note 3, Exhibit 4(b))

(c) Form of Active Life Certificate (Note 3, Exhibit 4(c))

(5)	Application form for the Contract (Note 2, Exhibit 5)

(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended April 20, 2004. (Note 2, Exhibit 6(a))

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended July 23, 2004. (Note 2, Exhibit 6(b))

(7)	Contract of reinsurance in connection with variable annuity contract. (Note 2, Exhibit 7)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Fund Participation Agreement (AST). (Note 3, Exhibit 8a)

(b)	Trust Agreement (Note 3, Exhibit 8b)

(9)	Opinion of Counsel as to legality of the securities being registered. (Note 1)

(10)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(11)	N/A

(12)	N/A

(13)	Powers of Attorney for Christine C. Marcks, Scott G. Sleyster, John T. Fleurant, James J. Mallozzi, John J. Kalamarides, James M. O’Connor and Kevin M. Lalor. (Note 1)

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-145632 filed November 13, 2007.

1

ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Chairman and President

John T. Fleurant 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President, Chief Financial Officer and Controller

John J. Kalamarides 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

Kevin M. Lalor 200 Wood Avenue South Iselin, NJ 08830-2706	Director and Vice President

James J. Mallozzi 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

James M. O’Connor 200 Wood Avenue South Iselin, NJ 08830-2706	Director, Senior Vice President and Chief Actuary

Scott G. Sleyster 2 Gateway CTR Newark, NJ 07102-5005	Director and Executive Vice President

Craig R. Gardner 2 Gateway CTR Newark, NJ 07102-5005	Senior Investment Risk Officer

Robert H. Tyndall 200 Wood Avenue South Iselin, NJ 08830-2706	Senior Vice President

George P. Waldeck, Jr. 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President

Richard R. Hrabchak 2 Gateway CTR Newark, NJ 07102-5005	Senior Vice President and Chief Investment Officer

Stephen E. Wieler 200 Wood Avenue South Iselin, NJ 08830-2706	Secretary

Bernard J. Jacob 751 Broad Street Newark, NJ 07102-3714	Treasurer

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT –

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.

PRIAC may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 27, 2009, the text of which is hereby incorporated by reference.

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ITEM 27.	NUMBER OF CONTRACT OWNERS

As of January 31, 2009, there were 98 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant.

ITEM 28.	INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Prudential Retirement Insurance and Annuity Company (“PRIAC”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.	PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account, and PRIAC Variable Contract Account A.

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(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Charles F. Lowrey	President and Chief Executive Officer

Robert F. Gunia	Executive Vice President and Chief Operating Officer

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Executive Vice President	Chairman and President

Gary F. Neubeck 2 Gateway Center Newark, NJ 07102-5005	Executive Vice President	Vice President

Judy A. Rice	Executive Vice President

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Kenneth I. Schindler 200 Wood Avenue South Iselin, NJ 08830	Senior Vice President and Co-Chief Compliance Officer	Vice President

Peter J. Boland	Senior Vice President and Director of Operations

Michael J. McQuade	Senior Vice President, Comptroller and Chief Financial Officer

Mark I. Salvacion	Senior Vice President, Secretary
and Chief Legal Officer

John L. Bronson	Vice President and Deputy Chief Legal Officer

Noreen M. Fierro 751 Broad Street Newark, NJ 07102-3714	Anti-Money Laundering Officer	Vice President

(*)	The address of each person named is Three Gateway Center, Newark, New Jersey 07102 unless otherwise noted.

(c)	Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services, LLC	$-0-	$-0-	$-0-	$-0-

ITEM 30.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Prudential Retirement Insurance and Annuity Company, 280 Trumbull Street, Hartford, Connecticut 06103 and The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102.

ITEM 31.	MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

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ITEM 32.	UNDERTAKINGS

(a)	Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the City of Hartford and the State of Connecticut, on this 28th day of April 2009.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)

ATTEST:	/s/ Adam Scaramella	BY:	/s/ James M. O’Connor
	ADAM SCARAMELLA VICE PRESIDENT AND CORPORATE COUNSEL		JAMES M. O’CONNOR SENIOR VICE PRESIDENT AND CHIEF ACTUARY

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE

*
CHRISTINE C. MARCKS
CHAIRMAN AND PRESIDENT

*
JOHN T. FLEURANT
SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CONTROLLER AND DIRECTOR

*
JOHN J. KALAMARIDES
SENIOR VICE PRESIDENT AND DIRECTOR

*
KEVIN M. LALOR
VICE PRESIDENT AND DIRECTOR

*
JAMES J. MALLOZZI
SENIOR VICE PRESIDENT AND DIRECTOR

*
JAMES M. O’CONNOR
SENIOR VICE PRESIDENT, CHIEF ACTUARY AND DIRECTOR

*
SCOTT G. SLEYSTER
EXECUTIVE VICE PRESIDENT AND DIRECTOR

*BY:	/s/ John M. Ewing
JOHN M. EWING
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description
9	Consent and Opinion of Adam Scaramella, Vice President and Corporate Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered.

10	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

13	Powers of Attorney for Christine C. Marcks, John T. Fleurant, John J. Kalamarides, Kevin M. Lalor, James J. Mallozzi, James M. O’Connor, and Scott G. Sleyster.